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THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 1996


                MANAGED ASSETS TRUST
                HIGH YIELD BOND TRUST
                CAPITAL APPRECIATION FUND
                CASH INCOME TRUST

                THE TRAVELERS SERIES TRUST:

                U.S. Government Securities Portfolio
                Social Awareness Stock Portfolio
                Utilities Portfolio


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183














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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
------------------------------------------------------------
--------------------

ECONOMIC REVIEW AND OUTLOOK

As 1996 began, the federal government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board
(the "Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994.
Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their
September meeting.

The policy makers at the Fed decided to hold interest rates steady at their
September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the
Republicans' success in retaining control of Congress in the November election.
Going into December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.

We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two-thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt levels
(particularly at lower income levels) and lack of pent-up demand. The export sector should continue to grow 5% to 10% in 1997, helped by the United States' strong competitive position and continued robust growth in emerging markets.
Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than the overall
U.S. economy. The government sector should continue to be a drag on GDP growth.

Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The
Lehman Intermediate Government/Corporate Index returned 2.5% for the quarter and
4.1% for the full year. For the year, the Lehman Long
Government/Corporate Index
provided a total return of only 0.1%. Treasury bonds with maturities longer than
10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives,
Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration-adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

                                        1

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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
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Within the fixed income markets, demand for corporate,
mortgage-backed and
asset-backed issue continues to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

EQUITY COMMENTARY

During 1996, financial markets were repeatedly jolted by changes in sentiment about the strength of the U.S. economy and the direction of Fed policy. When investors gained confidence that the economy was continuing on a track of moderate, non-inflationary growth, the stock market advanced strongly and posted another year of outstanding performance. For the year ended December 31, 1996, the Standard & Poor's 500 Stock Index ("S&P 500") (a capitalization-weighted index of 500 widely held common stocks) provided a total return of 22.95%. Over the same period, the Russell 2000 Stock Index, a measure of the performance of the small company segment of the equity market, provided a total return of
16.5%.

After a weak start in January, the stock market moved broadly higher through the first months of spring. Small company shares advanced strongly in April and May, led by the technology sector. In late June and July, when long-term bond yields moved back over 7%, the stock market traded back down to where it began the year. Recent initial public offerings and more speculative issues were particularly hard hit during the reversal. Large company stocks quickly recovered their losses when the bond market stabilized at the end of July.
However, small company stocks continued to struggle. During the autumn, against the backdrop of lower bond yields, low inflation and surprisingly resilient corporate earnings, the stock market made its strongest advance of the year, with large company issues leading the way.

As measured by the S&P 500, the U.S. stock market has provided a cumulative total return of nearly 70% over the past two years, capping a six-year bull market that began in October of 1990. Notwithstanding the strong overall environment for equities, 1996 marked the third consecutive year of underperformance by small and mid-sized company stocks relative to "blue chip" indices. The underperformance of small company stocks can be explained in part by the sharper falloff in earnings growth experienced by smaller companies in the 1995-96 period. The performance lag also reflected a backing away by investors from higher risk growth stocks, in an environment of rising interest rates and market volatility.

Given the frequent alarms raised in 1996 about slowing earnings growth, investors showed an understandable preference for industry sectors with visible earnings momentum. In the energy sector, analysts' earnings estimates and share prices moved sharply higher in response to firmer prices for oil and natural gas. Stocks in the finance sector also performed exceptionally well despite emerging credit quality concerns. In the consumer sector, specialty and broad-line retail stocks were up strongly in response to higher than expected levels of consumer spending. The technology sector provided superior returns for investors last year, led by Intel and Microsoft. Within the technology sector, software, semiconductor and computer product stocks had the strongest relative performance. Industrial cyclical stocks underperformed, as soft domestic and export demand led to declining commodity prices for paper, copper, aluminum, steel and fertilizer products. The health care sector was mixed. Drug stocks kept pace with the market due to strong earnings gains, while the HMO group declined sharply on repeated earnings disappointments. Utilities were the weakest overall sector during the year, held back by the relatively poor performance of local telephone carriers and electrical companies.

We are taking a more cautious position toward the U.S. stock market at this point. Over the past year, the price-to-earnings ratio of the S&P 500 on
12-month forward earnings has increased from 15 to 17 times earnings per share.
This level of valuation is consistent with earlier periods of moderate growth and low inflation, but leaves no cushion for earnings or inflation disappointments. After a prolonged period of underperformance, relative valuations for small company stocks are becoming more attractive. However, we believe that caution should still be exercised since the small capitalization segment of the equity market has a relatively high exposure to cyclical industries and would be vulnerable to any combination of higher interest rates and slower profit growth.

                                        2

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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
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MANAGED ASSETS TRUST

The first nine months of 1996 were almost as bad as 1994 for bonds in general.
U.S. Treasuries performed poorly but there were much fewer problems in other types of bonds. Stocks performed well through May of 1996, but suffered a slight correction in June and July. Large capitalization stocks rebounded smartly from the summer correction and reached new highs by November. Small capitalization stocks, which clearly were doing well in May, recovered much more slowly and still had not reached new highs by the end of 1996.

The fourth quarter of 1996 was the best quarter of the year for both the stock and bond markets. Bonds rallied as the U.S. economy slowed down and the
Republicans maintained control of the U.S. Congress. Stocks benefited from the decline in interest rates as well as ongoing expectations for high corporate earnings growth.

Managed Assets Trust's total return was 13.78% gross for 1996, 0.23% behind the
60% S&P 500 and 40% Lehman Government/Corporate blended benchmark. However, for the fourth quarter, Managed Assets Trust outperformed the blended benchmark by
0.05% (6.29% versus 6.24%). Managed Assets Trust was helped by its stock portion outperforming the S&P 500 three out of four quarters and the biggest drag on its performance was its underweighting in stocks during the first half of 1996.

Looking ahead at 1997, we expect interest rates to stay in the relatively narrow trading range established in 1996. In our view, low unemployment is the biggest risk of higher interest rates but a 7% yield has proven to be sufficient in attracting more investors to bonds and has helped to cool interest-sensitive sectors of the economy. In our opinion, the biggest risk ahead for stocks is if interest rates go above 7%. While stock valuations are high, corporate earnings growth is expected to be slightly faster in 1997. In addition, we also expect the U.S. dollar to be strong in 1997 and that could pose a risk to future earnings growth. We plan on increasing the duration of the bond portion of
Managed Assets Trust if rates get closer to their 1996 highs and reduce its duration if rates go down. Moreover, we continue to hold convertible bonds to provide some defensive characteristics and in keeping with our relatively neutral stance regarding stocks.

HIGH YIELD BOND TRUST

High Yield Bond Trust closed out the year successfully, ending with a particularly strong fourth quarter performance. For the year ended December 31,
1996, the High Yield Bond Trust generated a total return of 16.05%, exceeding both the First Boston High-Yield Index and the Bear Stearns High-Yield Index, both of which had a total return of approximately 12.40% for the same period.

Investor interest in high yield bonds remained strong for the first three quarters of the year. As mutual fund inflows into high yield bond funds continued at a brisk pace, we viewed the fixed-income market in general as skittish. Lower interest rate expectations and investor uncertainty of lower-quality bonds caused many investors to gravitate toward the higher-rated issues. We remained especially cautious toward lower-quality issues and telecommunications issues that we believed may have disappointing earnings reports. Our cautious stance with respect to these sectors allowed us to avoid the heavy losses incurred in the fourth quarter by many high-profile and high-yield issues such as Marvel Entertainment, MobileMedia, and CAI Wireless.
Although we maintained a relatively high cash position of 23%, this position proved to be prudent during this volatile period.

The Trust's biggest winners of the year include Renaissance
Cosmetics and
Transamerican Refining bonds. Renaissance Cosmetics recently announced a very attractive tender offer for bonds that we hold and Transamerican Refining appears to be nearing completion of a successful refinancing effort. Among the
Trust's other significant winners during 1996 were U.S.
Banknote, Fleming, Gulf
States Steel, and Sheffield Steel. In addition, we are pleased by the performance of K mart, Great Dane bonds, and the FRD Acquisition notes, all of which produced handsome returns by year's end.

Our biggest disappointments in the past year were Alliance
Entertainment and
Trump Castle. Alliance Entertainment suffered a sharp decline following a lower-than-expected earnings report in the third quarter. We were initially attracted to the Trump Castle issues because of its proposed partnership with
Hard Rock Cafe to "re-theme" Trump Castle. With much new development coming to the Atlantic City marina area, we were also attracted by Trump Castle's underlying asset value. However, after the proposed partnership with Hard Rock
Cafe fell apart, the bonds experienced a loss. Nevertheless, despite our disappointments, we remain confident in the Trump Castle high-yield bonds and believe that they will make a strong contribution to the High Yield Bond Trust going forward.

                                        3

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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
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We remain bullish on the prospects for high-yield bonds for
1997. In the year
ahead, we also believe that many investors will probably avoid the more speculative issues. Given the lack of progress among wireless cable companies, on-going capital expenditure concerns among paging companies, and the uncertain prospect of lower-quality cable companies to fulfill their debt obligations, we do, however, expect more higher volatility in the telecommunications sector. In our view, although many high-yield sectors will continue to experience volatility, our investment strategy of careful security selection should provide investors with competitive total returns in the year ahead.

CAPITAL APPRECIATION FUND

Stocks moved ahead in the fourth quarter of 1996, ending the year near record highs. The S&P 500 gained 8.34% for the fourth quarter. For the year ended
December 31, 1996, the Capital Appreciation Fund appreciated
28.21% versus a
22.95% gain for the S&P 500 over the same period.

While the Capital Appreciation Fund's fourth quarter performance was respectable, we are especially proud of the Janus research team's performance this past year. Of course, the powerful performance of the stock market deserves some credit, as do nearly ideal economic conditions and record corporate profits, all of which have lifted stock valuations. While moderate economic growth, mild inflation and low interest rates have made business conditions healthy, our research team's solid fundamental research have contributed to the
Capital Appreciation Fund's stock selection process.

In terms of individual holdings, the Capital Appreciation Fund has a substantial weighting in financial services stocks. We believe companies such as Wells
Fargo, Citicorp and Chase Manhattan should continue to enjoy excellent lending margins and should be able to extend their domination in select markets. Low interest rates and a mild economic climate tend to boost profits at dominant franchise competitors across a broad spectrum of industries.

The Capital Appreciation Fund holds a number of familiar technology names such as International Business Machines, Microsoft, Cisco Systems and Intel to established drug manufacturers such as Pfizer, Eli Lilly and Monsanto (an organization that is transforming itself from an old-line chemical producer into a far more dynamic life sciences company). These stocks performed well during the fourth quarter. The Capital Appreciation Fund also benefited from the excellent returns of UAL (parent company to United Airlines), which gained roughly more than 30%. We believe the employee management at UAL has done a good job. In our view, UAL (and the airline industry in general) have attractive valuations. For example, UAL is currently selling at 6 1/2 times our 1998 earnings estimate. In general, the airlines industry has undergone huge changes in the last few years, becoming more rational with fewer overlapping and unprofitable competitors. Instead of adding capacity, many airline managements have focused on pulling back from unprofitable routes and increasing loads in existing routes. In addition, average airline ticket prices are up as well. In our view, the only negative for the industry is rising fuel prices but most, if not all, of the increase is probably already factored into their stock prices.

During the fourth quarter, we trimmed Microsoft and long-time holding Merrill
Lynch when both reached high valuations. Moreover, we sold sports apparel manufacturer Fila at a profit due to valuation concerns and because its products have begun to lose momentum in the branded sportswear industry. Lastly, Centocor and Trans World Airlines were sold at losses. With respect to Centocor, we had to revise our earnings and revenues estimates downward due to a slower-than-anticipated sales upturn of Reopro, the company's new drug to fight cardiovascular disease. As many of you know, Trans World Airlines was a far more tragic situation. In addition to the crash of Flight 800 which may affect bookings for some time to come, management turnover at TWA has also raised some concerns. Although we expect greater stock market volatility in 1997, we continue to be very excited about the stock market for all of the reasons outlined at the beginning of this market commentary. We stayed the course in
1996 and, unless there is a radical change in the current economic and business environment, we intend to do the same in 1997. We believe the Capital
Appreciation Fund's focus on primarily large, high-quality growth companies should continue to serve our shareholders well in the days ahead.

                                        4

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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
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CASH INCOME TRUST

Cash Income Trust seeks to provide shareholders with high current income from short-term money market investments while emphasizing preservation of capital and maintaining a high degree of liquidity. Cash Income
Trust pursues this
objective by investing in securities maturing in one year or less.

For the year ended December 31, 1996, Cash Income Trust generated an annual effective yield of 4.20% and as of December 31, 1996 had an average maturity of
38.8 days. Cash Income Trust continues to invest primarily in U.S. Treasuries and government agency securities. This investment strategy has provided Cash
Income Trust with safety, liquidity, and stability.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 15, 1997

                                        5

<pg$pcn>

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--------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF
12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                  13.78%
   Five Years Ended 12/31/96             8.83%
   Ten Years Ended 12/31/96              9.76%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Lehman
Government/Corporate Bond Index is a weighted composite of the Lehman
Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock
Exchange, American Stock Exchange and over-the-counter market.

                                 Lehman
   Measurement                   Govern-
     Period          Managed  ment/Corporate   Consumer
Standard
  (Fiscal Year       Assets       Bond          Price     &
Poor's
    Covered)          Trust       Index         Index
500 Index
12/86                   10000       10000       10000
10000
12/87                   11905       10229       10441
10525
12/88                   12134       11004       10903
12269
12/89                   13247       12570       11410
16150
12/90                   16840       13612       12106
15648
12/91                   17256       15807       12476
20406
12/92                   21001       17006       12838
21960
12/93                   22080       18883       13191
24167
12/94                   24140       18218       13544
24485
12/95                   23599       21725       13888
29853
12/96                   26837       22354       14348
36704

------------------------------------------------------------
--------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

------------------------------------------------------------
--------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF
12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                    16.05%
   Five Years Ended 12/31/96               9.90%
   Ten Years Ended 12/31/96                7.21%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate
Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issued, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."


First

Boston
   Measurement        High       Lehman
High
     Period           Yield      Aggre-     Consumer
Yield
  (Fiscal Year        Bond      gate Bond     Price
Index Top
    Covered)          Trust       Index       Index
Tier
12/86                   10000       10000       10000
10000
12/87                   10798       10276       10441
11254
12/88                   10761       11086       10903
12630
12/89                   12329       12698       11410
14296
12/90                   12502       13835       12106
14429
12/91                   11361       16050       12476
17731
12/92                   14328       17236       12838
19279
12/93                   16214       18918       13191
22290
12/94                   18485       18365       13544
22248
12/95                   18252       21758       13888
26403
12/96                   21181       22548       14348
29234

------------------------------------------------------------
--------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        6

<pg$pcn>

------------------------------------------------------------
--------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF
12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                    28.21%
   Five Years Ended 12/31/96              16.18%
   Ten Years Ended 12/31/96               11.44%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New
York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled
U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York
Stock Exchange, American Stock Exchange and NASDAQ. The
Consumer
Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.



   Measurement
     Period          Capital    Standard       Russell
Consumer
  (Fiscal Year      Apprecia-   & Poor's        2000
Price
    Covered)        tion Fund   500 Index      Index
Index
12/86                   10000       10000       10000
10000
12/87                   11005       10525        9120
10441
12/88                   10111       12269       11402
10903
12/89                   11129       16150       13256
11410
12/90                   12877       15648       10674
12106
12/91                   12073       20406       15589
12476
12/92                   16318       21960       18458
12838
12/93                   19190       24167       21943
13191
12/94                   22086       24485        9105
13544
12/95                   21035       29853       11696
13888
12/96                   26976       36704       13626
14348

------------------------------------------------------------
--------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        7

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS
DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
COMMON STOCKS -- 54.7%
------------------------------------------------------------
---------------------------------------------
CONSUMER CYCLICALS -- 7.6%
  15,400   Accustaff
Inc.+.......................................................
 .........   $    325,325
  10,200   American Stores
Co..........................................................
 ...        416,925
   8,200   Borders Group,
Inc.+.......................................................
 ....        294,175
  10,400   Clear Channel Communications,
Inc.+............................................
375,700
   2,700   Colgate-Palmolive
Co..........................................................
 .        249,075
  10,000   Corrections Corp. of
America+..................................................
306,250
   9,700   Dollar
General.....................................................
 ............        310,400
   5,200   Duracell
International...............................................
 ..........        363,350
   6,100   Eastman Kodak
Co..........................................................
 .....        489,525
  12,100   Federated Department Stores
Inc.+..............................................
412,913
   6,500   Gannett
Co..........................................................
 ...........        486,688
  15,500   Gap
Inc.........................................................
 ...............        466,938
  12,700   Gillette
Co..........................................................
 ..........        987,425
   8,800   HFS
Inc.+.......................................................
 ...............        525,800
  13,800   Hilton Hotels
Corp........................................................
 .....        360,525
   9,400   Home Depot
Inc.........................................................
 ........        471,175
   5,174   Kimberly-Clark
Corp........................................................
 ....        492,824
  11,200   Lowes
Co..........................................................
 .............        397,600
  11,600   McDonalds
Corp........................................................
 .........        524,900
  10,100   New York Times Co., Class A
Shares.............................................
383,800
  10,700   Nike Inc., Class B
Shares......................................................
639,325
  13,000   Procter & Gamble
Co..........................................................
 ..      1,397,500
   7,000   Sears Roebuck &
Co..........................................................
 ...        322,875
   1,250   TCI Satellite Entertainment
Inc.+..............................................
12,344
  12,500   Tele-Communications
Inc.+......................................................
163,281
  12,477   The Walt Disney
Co..........................................................
 ...        868,711
   8,700   Tiffany &
Co..........................................................
 .........        318,638
  10,000   Time Warner
Inc.........................................................
 .......        375,000
   2,600   Unilever
N.V.........................................................
 ..........        455,650
   5,700   VF
Corp........................................................
 ................        384,750
  32,600   Wal-Mart Stores,
Inc.........................................................
 ..        745,725
------------------------------------------------------------
---------------------------------------------

14,325,112
------------------------------------------------------------
---------------------------------------------
CONSUMER STAPLES -- 4.5%
   3,100   American Brands
Inc.........................................................
 ...        153,838
   9,200   Anheuser-Busch
Co..........................................................
 ....        368,000
   1,900   Campbell Soup
Co..........................................................
 .....        152,475
  44,800   Coca-Cola
Co..........................................................
 .........      2,357,600
  13,900   Conagra
Inc.........................................................
 ...........        691,525
   6,500   CPC International
Inc.........................................................
 .        503,750
  11,700   Dean
Foods.......................................................
 ..............        377,325
   2,900   General Mills
Inc.........................................................
 .....        183,788
  29,000   PepsiCo
Inc.........................................................
 ...........        851,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        8

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
CONSUMER STAPLES -- 4.5% (CONTINUED)
  18,100   Philip Morris Cos.
 ............................................................
$  2,038,513
   6,800   Pioneer Hi-Bred
International...............................................
 ...        476,000
   9,000   Sara Lee Corp.
 ............................................................
 ....        335,250
------------------------------------------------------------
---------------------------------------------

8,489,939
------------------------------------------------------------
---------------------------------------------
ENERGY -- 0.7%
   5,700   Chesapeake Energy
Corp.+......................................................
 .        317,091
   6,800   Halliburton
Co..........................................................
 .......        409,700
   6,400   Louisiana Land & Exploration
Co................................................
343,200
   2,800   Schlumberger Ltd.
 ............................................................
 .        279,650
------------------------------------------------------------
---------------------------------------------

1,349,641
------------------------------------------------------------
---------------------------------------------
FINANCIAL SERVICES -- 8.2%
   8,265   Allstate Corp.
 ............................................................
 ....        478,337
   8,200   Ambac
Inc.........................................................
 .............        544,275
   9,200   American Express Co.
 ..........................................................
519,800
   8,850   American International Group Inc.
 .............................................        958,012
   7,289   Banc One Corp.
 ............................................................
 ....        313,427
   7,300   Bank of Boston
Corp........................................................
 ....        469,025
  10,400   BankAmerica Corp.
 ............................................................
 .      1,037,400
   3,600   Barnett Banks Inc.
 ............................................................
148,050
  12,736   Chase Manhattan Corp.
 .........................................................
1,136,688
   7,000   Chubb
Corp........................................................
 .............        376,250
   3,600   Cigna
Corp........................................................
 .............        491,850
  13,700
Citicorp....................................................
 ...................      1,411,100
   3,500   Federal Home Loan Mortgage
Corp................................................
385,437
  20,600   Federal National Mortgage
Association..........................................
767,350
   2,600   First Bank System
Inc.........................................................
 .        177,450
   6,000   First Chicago NBD
Corp........................................................
 .        322,500
   1,500   General Reinsurance Corp.
 .....................................................
236,625
   4,700   Golden West Financial
Corp.....................................................
296,687
   4,900   Household International
Inc....................................................
452,025
   7,200   ITT Hartford Group,
Inc........................................................
486,000
   8,300   Mellon Bank
Corp........................................................
 .......        589,300
   3,100   Merrill Lynch &
Co..........................................................
 ...        252,650
   3,000   Morgan Stanley Group Inc.
 .....................................................
171,375
   6,000   NationsBank
Corp........................................................
 .......        586,500
   8,400   Northern Trust Corp.
 ..........................................................
304,500
  16,200   Norwest
Corp........................................................
 ...........        704,700
   3,500   Student Loan Marketing
Association.............................................
325,938
   6,900   SunAmerica
Inc.........................................................
 ........        306,188
   4,100   SunTrust Banks
Inc.........................................................
 ....        201,925
   5,400   Transatlantic Holdings
Inc.....................................................
434,700
   1,800   Wells Fargo &
Co..........................................................
 .....        485,550
------------------------------------------------------------
---------------------------------------------

15,371,614
------------------------------------------------------------
---------------------------------------------
HEALTHCARE -- 6.0%
   9,100   Abbott
Laboratories................................................
 ............        461,825
   7,000   American Home Products
Corp....................................................
410,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        9

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
HEALTHCARE -- 6.0% (CONTINUED)
  10,000   Amgen
Inc.+.......................................................
 .............   $    543,750
  13,100   Bristol-Meyers Squibb
Co.......................................................
1,424,625
  12,300   Columbia/HCA Healthcare
Corp...................................................
501,225
   6,400   Eli Lilly &
Co..........................................................
 .......        467,200
   6,800   Guidant
Corp........................................................
 ...........        387,600
   7,900   HBO &
Co..........................................................
 .............        469,063
  29,600   Johnson &
Johnson.....................................................
 .........      1,472,600
  12,600   Medpartners,
Inc.+.......................................................
 ......        264,600
   4,500   Medtronic
Inc.........................................................
 .........        306,000
  25,900   Merck &
Co..........................................................
 ...........      2,052,575
  11,700   Pfizer Inc.
 ............................................................
 .......        969,637
  11,400   Schering-Plough
Corp........................................................
 ...        738,150
   9,600   Vencor Inc.+
 ............................................................
 ......        303,600
   5,000   Warner-Lambert
Co..........................................................
 ....        375,000
------------------------------------------------------------
---------------------------------------------

11,147,825
------------------------------------------------------------
---------------------------------------------
MATERIALS & PROCESSING -- 3.1%
   5,000   Aluminum Co. of
America.....................................................
 ...        318,750
   5,000   Armstrong World Industries
Inc.................................................
347,500
  13,100   Black & Decker
Corp........................................................
 ....        394,638
   8,800   Cytec Industries
Inc.+.......................................................
 ..        357,500
  10,200   E.I. du Pont de Nemours & Co.
 .................................................
962,625
  13,900   Freeport-McMoRan
Copper......................................................
 ..        415,262
   4,900   Georgia-Pacific Corp.
 .........................................................
352,800
  18,100   Homestake Mining
Co..........................................................
 ..        257,925
  18,000   Monsanto
Co..........................................................
 ..........        699,750
   9,700   Morton International
Inc.......................................................
395,275
   1,600   Nucor
Corp........................................................
 .............         81,600
  10,400   Union Carbide
Corp........................................................
 .....        425,100
   5,100   USX-US Steel
Group.......................................................
 ......        160,012
   3,700   Weyerhauser
Co..........................................................
 .......        175,287
   5,900   Willamette Industries Inc.
 ....................................................
414,475
------------------------------------------------------------
---------------------------------------------

5,758,499
------------------------------------------------------------
---------------------------------------------
PRODUCER DURABLES -- 5.2%
   5,200   Allied Signal
Inc.........................................................
 .....        348,400
   9,900   Boeing Co.
 ............................................................
 ........      1,053,113
   3,700   Caterpillar Inc.
 ............................................................
 ..        278,425
  13,950   Crane
Co..........................................................
 .............        404,550
  11,400   Deere &
Co..........................................................
 ...........        463,125
   4,100   Emerson Electric
Co..........................................................
 ..        396,675
   6,200   Fluor
Corp........................................................
 .............        389,050
  31,200   General Electric
Co..........................................................
 ..      3,084,900
   6,700   Honeywell Inc.
 ............................................................
 ....        440,525
   6,400   Illinois Tool
Works.......................................................
 .....        511,200
   3,680   Lockheed Martin Corp.
 .........................................................
336,720
   7,800   Minnesota Mining & Manufacturing Co.
 ..........................................        646,425
   4,700   Raychem
Corp........................................................
 ...........        376,587

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
PRODUCER DURABLES -- 5.2% (CONTINUED)
  10,800   United Technologies
Corp.......................................................
$    712,800
   5,000   W.W. Grainger Inc.
 ............................................................
401,250
------------------------------------------------------------
---------------------------------------------

9,843,745
------------------------------------------------------------
---------------------------------------------
TECHNOLOGY -- 7.2%
   6,150   Andrew
Corp.+......................................................
 ............        326,334
  11,100   Atmel
Corp.+......................................................
 .............        367,687
   5,700   Automatic Data Processing
Inc..................................................
244,388
  18,800   Cisco Systems
Inc.+.......................................................
 .....      1,196,150
   5,400   Compaq Computer
Corp.+......................................................
 ...        400,950
  11,575   Computer Associates International
Inc..........................................        575,856
   8,200   First Data Corp.
 ............................................................
 ..        299,300
   5,600   Gateway 2000
Inc.+.......................................................
 ......        299,950
  18,600   Hewlett Packard
Co..........................................................
 ...        934,650
  17,400   Intel
Corp........................................................
 .............      2,278,312
   9,500   International Business Machines
Corp...........................................
1,434,500
  11,569   Lucent Technologies
Inc........................................................
534,974
  22,200   Microsoft
Corp.+......................................................
 .........      1,834,275
  10,600   Motorola Inc.
 ............................................................
 .....        650,575
  12,000   Oracle
Corp.+......................................................
 ............        501,000
  19,600   Sun Microsystems
Inc.+.......................................................
 ..        503,475
   3,200   Texas Instruments
Inc.........................................................
 .        204,000
   3,200   3Com Corp.+
 ............................................................
 .......        234,800
   4,900   U.S. Robotics
Corp.+......................................................
 .....        352,800
   6,000   Xerox Corp.
 ............................................................
 .......        315,750
------------------------------------------------------------
---------------------------------------------

13,489,726
------------------------------------------------------------
---------------------------------------------
TRANSPORTATION -- 1.9%
   6,300   Burlington Northern Sante
Fe...................................................
544,163
  17,600   Chrysler
Corp........................................................
 ..........        580,800
   1,448   Conrail
Inc.........................................................
 ...........        144,257
  11,200   Continental Airlines, Inc., Class B
Shares+....................................        316,400
  21,100   Ford Motor
Co..........................................................
 ........        672,562
  12,900   General Motors
Corp........................................................
 ....        719,175
   7,800   Lear
Corp.+......................................................
 ..............        266,175
   4,000   Union Pacific Corp.
 ...........................................................
240,500
------------------------------------------------------------
---------------------------------------------

3,484,032
------------------------------------------------------------
---------------------------------------------
OIL -- 4.5%
   7,100   Amerada Hess
Corp........................................................
 ......        410,913
   9,000   Amoco
Corp........................................................
 .............        724,500
   8,100   Ashland Inc.
 ............................................................
 ......        355,388
   2,100   Atlantic Richfield
Co..........................................................
278,250
  12,000   Chevron
Corp........................................................
 ...........        780,000
  19,400   Exxon Corp.
 ............................................................
 .......      1,901,200
   9,800   Mobil
Corp........................................................
 .............      1,198,050
   7,900   Royal Dutch Petroleum
Co.......................................................
1,348,925

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
OIL -- 4.5% (CONTINUED)
  10,200   Texaco Inc.
 ............................................................
 .......   $  1,000,875
  11,100   Unocal
Corp........................................................
 ............        450,937
------------------------------------------------------------
---------------------------------------------

8,449,038
------------------------------------------------------------
---------------------------------------------
UTILITIES -- 5.8%
   8,400   AES
Corp.+......................................................
 ...............        390,600
   9,700   Allegheny Power System,
Inc....................................................
294,638
  22,000   American Telephone & Telegraph
Corp............................................
957,000
  10,500   Ameritech
Corp........................................................
 .........        636,562
   9,900   Baltimore Gas & Electric
Co....................................................
264,825
   8,200   Bell Atlantic
Corp........................................................
 .....        530,950
  19,000   BellSouth
Corp........................................................
 .........        767,125
  10,100   CalEnergy
Inc.+.......................................................
 .........        337,088
   6,500   CMS Energy
Corp........................................................
 ........        218,563
   5,900   Columbia Gas
System......................................................
 ......        375,387
   7,300   Consolidated Natural
Gas.......................................................
403,325
   3,800   Duke Power
Co..........................................................
 ........        175,750
   4,700   Enron
Corp........................................................
 .............        202,688
   3,200   FPL Group
Inc.........................................................
 .........        147,200
  15,600   GTE Corp.
 ............................................................
 .........        709,800
   4,900   Houston Industries
Inc.........................................................
110,862
  22,700   MCI Communications Corp.
 ......................................................
742,006
   8,300   Nynex Corp.
 ............................................................
 .......        399,438
   4,100   Pacific
Enterprises.................................................
 ...........        124,537
   6,600   Pacific Telesis
Group.......................................................
 ...        242,550
  15,400   SBC Communications
Inc.........................................................
796,950
   7,900   Sonat Inc.
 ............................................................
 ........        406,850
  20,300   Southern
Co..........................................................
 ..........        459,287
   6,300   Sprint
Corp........................................................
 ............        251,213
  11,400   Texas Utilities Co.
 ...........................................................
464,550
   3,400   U.S. West Communications
Group.................................................
109,650
  15,100   Worldcom
Inc.+.......................................................
 ..........        393,542
------------------------------------------------------------
---------------------------------------------

10,912,936
------------------------------------------------------------
---------------------------------------------
           TOTAL COMMON STOCKS (Cost --
$78,744,955)......................................
102,622,107
------------------------------------------------------------
---------------------------------------------
PREFERRED STOCKS -- 2.1%
------------------------------------------------------------
---------------------------------------------
FINANCIAL SERVICES -- 0.5%
   2,000   FINOVA Group, Convertible
5.500%...............................................
105,000
       4   Fuji Finance, Convertible
0.250%...............................................
105,140
   8,000   Merry Land & Investment, Inc., Convertible
2.150%..............................        211,000
   4,000   St. Paul Capital, Convertible
6.000%...........................................
221,500
   5,000   Tosco Financial Trust, Convertible
5.750%......................................        258,750
------------------------------------------------------------
---------------------------------------------

901,390
------------------------------------------------------------
---------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
INDUSTRIAL -- 1.6%
   4,000   Amcor Ltd., Convertible
7.250%.................................................   $
204,000
  10,000   Corning Delaware
L.P.........................................................
 ..        636,250
  12,000   International
Paper.......................................................
 .....        552,000
  10,990   News Corp Ltd., Convertible
5.000%.............................................
1,050,919
   9,000   Occidental Petroleum
Corp......................................................
510,750
------------------------------------------------------------
---------------------------------------------

2,953,919
------------------------------------------------------------
---------------------------------------------
           TOTAL PREFERRED STOCKS (Cost --
$3,510,971)....................................
3,855,309
------------------------------------------------------------
---------------------------------------------

    FACE
   AMOUNT                                       SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
CORPORATE BONDS -- 22.9%
------------------------------------------------------------
---------------------------------------------
FINANCIAL SERVICES -- 4.5%
$  2,500,000   American Express Co., zero coupon due
12/12/00.............................      1,971,875
     500,000   Great Western Financial Corp., Notes, 6.375%
due 7/1/00....................        497,500
   5,000,000   New Plan Reality, 5.950% due
11/2/26.......................................
4,993,750
   1,000,000   Signet Credit Card, Master Trust 1993-4B,
5.800% due 3/15/98...............        991,620
------------------------------------------------------------
---------------------------------------------

8,454,745
------------------------------------------------------------
---------------------------------------------
GOVERNMENT, NATIONAL -- 2.1%
   2,000,000   Canada - Global Bond, 6.750% due
8/28/06...................................      2,010,000
   2,000,000   Poland, 6.438% due
10/27/24................................................
1,945,000
------------------------------------------------------------
---------------------------------------------

3,955,000
------------------------------------------------------------
---------------------------------------------
INDUSTRIAL -- 3.4%
   2,000,000   Becton Dickinson & Co., 8.800% due
3/1/01..................................      2,160,000
   2,000,000   Cox Communications Inc., 6.875% due
6/15/05................................      1,982,500
   2,020,000   Tele-Communications Inc. 9.650% due
10/1/03................................      2,191,700
------------------------------------------------------------
---------------------------------------------

6,334,200
------------------------------------------------------------
---------------------------------------------
MATERIALS & PROCESSING -- 5.7%
   9,000,000   Weyerhauser Mortgage Co., 8.500% due
1/15/25...............................     10,794,330
------------------------------------------------------------
---------------------------------------------
OIL -- 1.9%
     500,000   Apache Corp., 6.000% due
1/15/02...........................................
640,000
   3,000,000   Texaco Capital Inc., 7.750% due
2/15/33....................................      3,052,500
------------------------------------------------------------
---------------------------------------------

3,692,500
------------------------------------------------------------
---------------------------------------------
TRANSPORTATION -- 0.5%
     929,255   Delta Airlines, Inc., 9.250% due
1/2/07....................................        960,376
------------------------------------------------------------
---------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
UTILITY - ELECTRIC -- 0.6%
$  1,100,000   Niagara Mohawk Power Corp., 8.000% due
6/1/04..............................   $  1,050,500
------------------------------------------------------------
---------------------------------------------
UTILITY - TELEPHONE -- 4.2%
   5,000,000   BellSouth Cap Funding, 6.040% due
11/15/26.................................      4,956,250
   3,000,000   BellSouth Telecommunications, 7.000% due
12/1/2095.........................      2,887,500
------------------------------------------------------------
---------------------------------------------

7,843,750
------------------------------------------------------------
---------------------------------------------
               TOTAL CORPORATE BONDS (Cost --
$41,691,641)................................     43,085,401
------------------------------------------------------------
---------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 5.1%
------------------------------------------------------------
---------------------------------------------
CONSUMER CYCLICALS -- 0.6%
     580,000   Hilton Hotels Corp., 5.000% due
5/15/06....................................        608,275
     500,000   Home Depot Inc., 3.250% due
10/1/01........................................
492,500
------------------------------------------------------------
---------------------------------------------

1,100,775
------------------------------------------------------------
---------------------------------------------
FINANCIAL SERVICES -- 0.7%
     500,000   Equitable Cos., 6.125% due
12/15/24........................................
580,625
     500,000   Sappi BVI Finance Ltd., 7.500% due
8/1/02..................................        460,000
     500,000   USF&G Corp., zero coupon due
3/3/09........................................
316,250
------------------------------------------------------------
---------------------------------------------

1,356,875
------------------------------------------------------------
---------------------------------------------
GOVERNMENT - NATIONAL -- 0.3%
     500,000   Republic of Italy, 5.000% due
6/28/01......................................        492,500
------------------------------------------------------------
---------------------------------------------
INDUSTRIAL -- 3.2%
   1,400,000   Alza Corp., zero coupon due
7/14/14........................................
588,000
     300,000   Berkshire Hathaway Inc., 1.000% due
12/3/01................................        280,125
   1,000,000   Comcast Corp., 1.125% due
4/15/07..........................................
512,500
     877,000   Cooper Industries Inc., 7.050% due
1/1/15..................................        940,582
     300,000   Inco Ltd., 7.750% due
3/15/16..............................................
317,250
   1,000,000   Marriott International Inc., zero coupon due
3/25/11.......................        561,250
     500,000   McKesson Corp., 4.500% due
3/1/04..........................................
443,125
     100,000   Omnicom Group, Inc., zero coupon due
1/3/07................................        100,000
     500,000   Pennzoil Co., 4.750% due
10/1/03...........................................
571,250
     400,000   Rouse Co., 5.750% due
7/23/02..............................................
438,000
     300,000   RPM Inc., zero coupon due
9/30/12..........................................
134,625
     200,000   Scholastic Corp., 5.000% due
8/15/05.......................................
208,750
     200,000   Tenet Healthcare Corp., 6.000% due
12/1/05.................................        212,250
     200,000   The Sports Authority Inc., 5.250% due
9/15/01..............................        187,750
     500,000   Trinova Corp., 6.000% due
10/15/02.........................................
496,875
------------------------------------------------------------
---------------------------------------------

5,992,332
------------------------------------------------------------
---------------------------------------------
UTILITY - ELECTRIC -- 0.3%
     600,000   Potomac Electric Power Co., 5.000% due
9/1/02..............................        558,000
------------------------------------------------------------
---------------------------------------------
               TOTAL CONVERTIBLE CORPORATE BONDS (Cost --
$9,194,761).....................      9,500,482
------------------------------------------------------------
---------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
U.S. GOVERNMENT SECTOR -- 7.9%
------------------------------------------------------------
---------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 7.9%
$     75,000   U.S. Treasury Notes, 6.900% due
8/21/97*...................................   $     72,519
   3,000,000   U.S. Treasury Strip, zero coupon due
5/15/07...............................      1,530,000
  11,000,000   U.S. Treasury Strip, zero coupon due
5/15/09...............................      4,868,160
     493,534   FHLMC, 8.500% due
9/1/02...................................................
508,958
   2,000,000   FNMA Principal Strips, 7.890% due
3/9/97...................................      1,976,420
     184,841   FNMA, 8.500% due
3/1/05....................................................
192,408
   3,333,217   FNMA, 7.500% due
10/1/25...................................................
3,333,217
     318,618   GNMA, 7.500% due
3/15/07...................................................
318,914
      60,555   GNMA, 7.500% due
6/15/07...................................................
60,612
     209,632   GNMA, 9.000% due
12/15/16..................................................
220,900
     255,165   GNMA, 9.000% due
11/15/19..................................................
268,881
     379,737   GNMA, 9.500% due
1/15/20...................................................
410,473
     209,395   GNMA, 9.500% due
3/15/20...................................................
226,342
     194,535   GNMA, 7.500% due
5/15/23...................................................
194,717
     745,284   GNMA, 7.500% due
12/15/25..................................................
745,976
------------------------------------------------------------
---------------------------------------------
               TOTAL U.S. GOVERNMENT SECTOR (Cost --
$15,170,051).........................     14,928,497
------------------------------------------------------------
---------------------------------------------
COMMERCIAL PAPER -- 1.6%
   3,000,000   GE Capital Corp, 5.532% due 2/20/97 (Cost --
$2,977,583)...................      2,975,160
------------------------------------------------------------
---------------------------------------------
REPURCHASE AGREEMENT -- 5.7%
  10,715,000   Citibank, 6.900% due 1/2/97; Proceeds at
maturity -- $10,719,107;
               (Fully collateralized by U.S. Treasury Notes,
5.750% due 12/31/98;
               Market value -- $10,936,313) (Cost --
$10,715,000).........................     10,715,000
------------------------------------------------------------
---------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost --
$162,004,962**).........................   $187,681,956
------------------------------------------------------------
---------------------------------------------

 + Non-income producing security.
 * Segregated security for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS
SECURITY                                     VALUE
------------------------------------------------------------
----------------------------------------------
CORPORATE BONDS AND NOTES -- 77.0%
------------------------------------------------------------
----------------------------------------------
AMUSEMENTS -- 5.9%
$500,000    NR        Live Entertainment Inc., Sr. Sub.
Notes, 12.000% due 3/23/99...........   $  485,000
 500,000    B-        Plitt Theaters Inc., Sr. Sub. Notes,
10.875% due 6/15/04...............      510,000
------------------------------------------------------------
----------------------------------------------

995,000
------------------------------------------------------------
----------------------------------------------
CHEMICALS, PHARMACEUTICALS AND ALLIED PRODUCTS -- 3.5%
 500,000    NR        Renaissance Cosmetics Inc., Sr. Notes,
Series B, 13.750% due 8/15/01...      585,000
------------------------------------------------------------
----------------------------------------------
COMMUNICATIONS -- 10.2%
 500,000    B3*       Commodore Media Inc., Sr. Sub. Notes,
7.500% due 5/1/03................      526,250
 400,000    B-        Paxson Communications Corp., Sr. Sub.
Notes, 11.625% due 10/1/02+......      417,000
 400,000    B-        Pegasus Media Communications Inc.,
Notes 12.500% due 7/1/05+...........      433,000
 500,000    BB        Telewest Communications PLC, Sr.
Discount Debentures,
                      step bond to yield 10.751% due
10/1/07.................................      348,750
------------------------------------------------------------
----------------------------------------------

1,725,000
------------------------------------------------------------
----------------------------------------------
CONSTRUCTION -- 3.7%
 250,000    B         Greystone Homes Inc., Sr. Notes,
10.750% due 3/1/04....................      250,313
 400,000    B         Johnston America Industries, Inc., Sr.
Sub. Notes, 11.750% due               383,000

8/15/05.....................................................
 ...........
------------------------------------------------------------
----------------------------------------------

633,313
------------------------------------------------------------
----------------------------------------------
ELECTRICAL -- 3.0%
 500,000    NR        Emcor Group Inc., Notes, 11.000% due
12/15/01..........................      504,375
------------------------------------------------------------
----------------------------------------------
FINANCE -- 5.4%
 400,000    B-        B.F. Saul Real Estate Investment
Trust, Sr. Secured Notes, 11.625% due       431,000

4/1/02+.....................................................
 ...........
  36,896    B3*       FRD Acquisition Co., Sr. Notes, Series
B, 12.500% due 7/15/04..........       37,634
 500,000    Caa*      Trump Castle Funding, 1st Mortgage,
11.750% due 11/15/03...............      442,500
------------------------------------------------------------
----------------------------------------------

911,134
------------------------------------------------------------
----------------------------------------------
INSURANCE -- 2.9%
 500,000    NR        I.C.H. Corp., Sr. Sub. Notes, 11.250%
due 12/1/03++....................      490,000
------------------------------------------------------------
----------------------------------------------
MANUFACTURING -- 2.9%
 500,000    NR        Great Dane Holdings, Inc., Sr. Sub.
Notes, 12.750% due 8/1/01..........      503,750
------------------------------------------------------------
----------------------------------------------
METAL PRODUCTS/MINING -- 8.7%
 500,000    B         Gulf States Steel Alabama Inc., 1st
Mortgage,
                      13.500% due
4/15/03++..................................................
473,750
 500,000    NR        Parker Drilling Co., Guaranteed Notes,
9.750% due 11/15/06+............      527,500
 500,000    B-        Sheffield Steel Corp., 1st Mortgage
Notes, 12.000% due 11/1/01.........      475,000
------------------------------------------------------------
----------------------------------------------

1,476,250
------------------------------------------------------------
----------------------------------------------
PAPER AND ALLIED PRODUCTS -- 2.4%
 400,000    B         Mail-Well Corp., Sr. Sub. Notes,
10.500% due 2/15/04+..................      398,500
------------------------------------------------------------
----------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS
SECURITY                                     VALUE
------------------------------------------------------------
----------------------------------------------
PETROLEUM REFINING AND RELATED INDUSTRIES -- 3.0%
$500,000    CCC+      Transamerican Refining Corp.,
Guaranteed 1st Mortgage Notes,
                      16.500% due
2/15/02...................................................
$   505,000
------------------------------------------------------------
----------------------------------------------
PRINTING, PUBLISHING AND ALLIED INDUSTRIES -- 5.8%
 500,000    Caa*      Sullivan Graphics Inc., Sr. Sub.
Notes, 12.750% due 8/1/05+...........       490,000
 500,000    B-        U.S. Banknote Corp., Sr. Notes,
11.625% due 8/1/02+...................       482,500
------------------------------------------------------------
----------------------------------------------

972,500
------------------------------------------------------------
----------------------------------------------
RETAIL -- 4.2%
 250,000    B         Flagstar Corp., Sr. Notes, 10.750% due
9/15/01........................       230,000
 500,000    B+        K mart Corp., Notes, 7.900% due
12/14/00..............................       481,250
------------------------------------------------------------
----------------------------------------------

711,250
------------------------------------------------------------
----------------------------------------------
SERVICES -- 8.5%
 500,000    B+        Americold Corp., 1st Mortgage Series
B, 11.500% due 3/1/05............       524,375
 500,000    B-        Florists Transworld Delivery Inc., Sr.
Sub. Notes,
                      Series B, 14.000% due
12/15/01........................................
506,250
 400,000    B-        Regency Health Services Inc., Sr. Sub.
Notes, 9.875% due 10/15/02.....       406,000
------------------------------------------------------------
----------------------------------------------

1,436,625
------------------------------------------------------------
----------------------------------------------
TEXTILE MILL PRODUCTS -- 2.8%
 500,000    B         CMI Industries Inc., Sr. Sub. Notes,
9.500% due 10/1/03...............       466,250
------------------------------------------------------------
----------------------------------------------
TRANSPORTATION -- 2.6%
 400,000    B-        Terex Corp., Sr. Secured Notes,
13.250% due 5/15/02+++................       432,000
------------------------------------------------------------
----------------------------------------------
WHOLESALE TRADE -- 1.5%
 250,000    B+        Fleming Co. Inc., Sr. Notes, 10.625%
due 12/15/01.....................       254,375
------------------------------------------------------------
----------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost --
$12,350,130)................................................
 .    13,000,322
------------------------------------------------------------
----------------------------------------------
SHARES
SECURITY                                     VALUE
------------------------------------------------------------
----------------------------------------------
COMMON STOCKS -- 0.0%
------------------------------------------------------------
----------------------------------------------
UTILITIES -- 0.0%
     264              Great Bay Power Co.+ (Cost --
$0).....................................         2,210
------------------------------------------------------------
----------------------------------------------
WARRANTS -- 0.0%
------------------------------------------------------------
----------------------------------------------
METAL PRODUCTS/MINING -- 0.0%
     500              Gulf State Steel Alabama Inc., Expire
4/15/03+........................         2,500
------------------------------------------------------------
----------------------------------------------
TRANSPORTATION -- 0.0%
   1,600              Terex Corp., Expire
5/15/02++.........................................
3,200
------------------------------------------------------------
----------------------------------------------
                      TOTAL WARRANTS
                      (Cost --
$0).........................................................
 .         5,700
------------------------------------------------------------
----------------------------------------------
                      SUB-TOTAL INVESTMENTS
                      (Cost --
$12,350,130)................................................
 .    13,008,232
------------------------------------------------------------
----------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT                                            SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
SHORT-TERM INVESTMENTS -- 23.0%
------------------------------------------------------------
---------------------------------------------
COMMERCIAL PAPER -- 3.5%
$ 600,000          Bankers Trust N.Y. Corp., 5.400% due
2/19/97............................   $   595,590
------------------------------------------------------------
---------------------------------------------
REPURCHASE AGREEMENT -- 19.5%
 3,298,000         Chase Manhattan Bank, 6.550% due 1/2/97;
Proceeds at
                   maturity -- $3,299,200; (Fully
collateralized by U.S. Treasury Bill due
                   10/31/98; Market value --
$3,363,993)...................................     3,298,000
------------------------------------------------------------
---------------------------------------------
                   TOTAL SHORT-TERM INVESTMENTS
                   (Cost --
$3,893,590).................................................
 ...     3,893,590
------------------------------------------------------------
---------------------------------------------
                   TOTAL INVESTMENTS -- 100%
                   (Cost --
$16,243,720**)..............................................
 ...   $16,901,822
------------------------------------------------------------
---------------------------------------------

 + Security is exempt from registration under Rule 144A of the Securities Act of
   1933. This security may be resold in transactions exempt that are from registration, normally to qualified institutional buyers.
++ Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 19 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                      % OF TOTAL CORPORATE
STANDARD & POOR'S        BONDS & NOTES
------------------------------------------
    BB                          2.7%
    B                          58.8
   CCC                          7.8
    NR                         30.7
------------------------------------------
                              100.0%
------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18

<pg$pcn>

------------------------------------------------------------
--------------------
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service
("Standard & Poor's"),
except that those identified by an asterisk (*) are rated by Moody's Investors
Service, Inc. ("Moodys"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA             --   Debt rated "AAA" has the highest rating
assigned by Standard & Poor's. Capacity to
                     pay interest and repay principal is
extremely strong.
AA              --   Debt rated "AA" has a very strong
capacity to pay interest and repay principal and
                     differs from the highest rated issue
only in a small degree.
A               --   Debt rated "A" has a strong capacity to
pay interest and repay principal although
                     it is somewhat more susceptible to the
adverse effects of changes in circumstances
                     and economic conditions than debt in
higher rated categories.
BBB             --   Debt rated "BBB" are regarded as having
an adequate capacity to pay interest and
                     repay principal. Whereas they normally
exhibit adequate protection parameters,
                     adverse economic conditions or changing
circumstances are more likely to lead to a
                     weakened capacity to pay interest and
repay principal for bonds in this category
                     than for bonds in higher rated
categories.
BB, B and CCC   --   Debt rated "BB" and "B" are regarded,
on balance, as predominantly speculative with
                     respect to capacity to pay interest and
repay principal in accordance with the
                     terms of the obligation. "BB"
represents a lower degree of speculation than "B",
                     and "CCC" the highest degree of
speculation. While such bonds will likely have some
                     quality and protective characteristics,
these are outweighed by large uncertainties
                     or major risk exposures to adverse
conditions.
C               --   The rating "C" is reserved for income
bonds on which no interest is being paid.
D               --   Debt rated "D" are in default, and
payment of interest and/or repayment of
                     principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa             --   Bonds that are rated "Aaa" are judged
to be of the best quality. They carry the
                     smallest degree of investment fisk and
are generally referred to as "gilt edge."
                     Interest payments are protected by a
large or by an exceptionally stable margin and
                     principal is secure. While the various
protective elements are likely to change,
                     such changes as can be visualized are
most unlikely to impair the fundamentally
                     strong position of such issues.
Aa              --   Bonds that are rated "Aa" are judged to
be of high quality by all standards.
                     Together with the "Aaa" group they
comprise what are generally known as high grade
                     bonds. They are rated lower than the
best bonds because margins of protection may
                     not be as large as in "Aaa" securities
or fluctuation of protective elements may be
                     of greater amplitude or there may be
other elements present which make the
                     long-term risks appear somewhat larger
than in "Aaa" securities.
A               --   Bonds that are rated "A" possess many
favorable investment attributes and are to be
                     considered as upper medium grade
obligations. Factors giving security to principal
                     and interest are considered adequate
but elements may be present which suggest a
                     susceptibility to impairment some time
in the future.
Baa             --   Bonds that are rated "Baa" are
considered to be medium grade obligations; that is,
                     they are neither highly protected nor
poorly secured. Interest payment and
                     principal security appear adequate for
the present but certain protective elements
                     may be lacking or may be
characteristically unreliable over any great length of
                     time. These bonds lack outstanding
investment characteristics and may have
                     speculative characteristics as well.
Ba              --   Bonds that are rated "Ba" are judged to
have speculative elements; their future
                     cannot be considered as well assured.
Often the protection of interest and
                     principal payments may be very moderate
and thereby not well safeguarded during
                     both good and bad times over the
future. Uncertainty of position characterizes
                     bonds in this class.
B               --   Bonds that are rated "B" generally lack
characteristics of desirable investments.
                     Assurance of interest and principal
payments or of maintenance of other terms of
                     the contract over any long period of
time may be small.
Caa             --   Bonds that are rated "Caa" are of poor
standing. These issues may be in default, or
                     present elements of danger may exist
with respect to principal or interest.
Ca              --   Bonds that are rated "Ca" represent
obligations which are speculative in a high
                     degree. Such issues are often in
default or have other marked shortcomings.
C               --   Bonds that are rated "C" are the lowest
rated class of bonds, and issues so rated
                     can be regarded as having extremely
poor prospects of ever attaining any real
                     investment standing.
NR              --   Indicates that the bond is not rated by
Standard & Poor's or Moody's.

                                       19

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY
VALUE
------------------------------------------------------------
----------------------------------------------
COMMON STOCKS -- 89.5%
------------------------------------------------------------
----------------------------------------------
AIRCRAFT & AEROSPACE -- 4.8%
        68,375    Boeing
Co..........................................................
 ......    $ 7,273,391
        13,875    Gulfstream Aerospace
Corp.+..............................................
336,469
        33,025    Textron
Inc.........................................................
 .....      3,112,606
------------------------------------------------------------
----------------------------------------------

10,722,466
------------------------------------------------------------
----------------------------------------------
AIRLINES -- 3.9%
       138,650    UAL
Corp.+......................................................
 .........      8,665,625
------------------------------------------------------------
----------------------------------------------
AUTO RELATED -- 0.1%
         7,925    Cross-Continent Auto
Retailers+..........................................
165,434
------------------------------------------------------------
----------------------------------------------
BANKING -- 11.7%
        10,000    Catskill Financial
Corp.+................................................
140,000
        90,475    Chase Manhattan Corp.
 ...................................................
8,074,894
        63,190
Citicorp....................................................
 .............      6,508,570
        10,000    Community Federal
Bancorp................................................
170,000
        10,000    First Bergen
Bancorp.....................................................
115,000
        10,000    GA Financial
Inc.........................................................
151,250
        28,550    Mercantile Bancorp
Inc...................................................
1,466,756
        10,000    PFF Bancorp
Inc.+.......................................................
 .        148,750
        47,000    R & G Financial
Corp.....................................................
1,116,250
        30,666    Wells Fargo &
Co.........................................................
8,272,154
------------------------------------------------------------
----------------------------------------------

26,163,624
------------------------------------------------------------
----------------------------------------------
BEVERAGES -- 5.9%
        93,250    Coca-Cola
Co..........................................................
 ...      4,907,281
        15,650    Coca-Cola
Enterprises.................................................
 ...        759,025
       257,750    PepsiCo, Inc.
 ...........................................................
7,571,406
------------------------------------------------------------
----------------------------------------------

13,237,712
------------------------------------------------------------
----------------------------------------------
BUSINESS SERVICES -- 4.5%
         7,800    Alco Standard
Corp.......................................................
402,675
        75,675    Danka Business Systems PLC
ADR...........................................
2,677,003
        20,725    Diebold
Inc.........................................................
 .....      1,303,084
       117,100    First Data Corp.
 ........................................................
4,274,150
        40,850    First USA Paymentech
Inc.+...............................................
1,383,794
------------------------------------------------------------
----------------------------------------------

10,040,706
------------------------------------------------------------
----------------------------------------------
CAPITAL GOODS -- 0.1%
         3,175    Raychem
Corp........................................................
 .....        254,397
------------------------------------------------------------
----------------------------------------------
CHEMICAL -- 6.3%
       175,575    Cytec Industries
Inc.+...................................................
7,132,734
       177,775    Monsanto
Co..........................................................
 ....      6,911,003
------------------------------------------------------------
----------------------------------------------

14,043,737
------------------------------------------------------------
----------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       20

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY
VALUE
------------------------------------------------------------
----------------------------------------------
COMMUNICATIONS -- 0.8%
        29,200    Ascend Communications,
Inc.+.............................................    $
1,814,050
------------------------------------------------------------
----------------------------------------------
COMPUTERS -- 10.9%
        92,875    Clarify
Inc.+.......................................................
 .....      4,458,000
        67,375    Dell Computer
Corp.+.....................................................
3,579,297
        40,625    Electronics For
Imaging+.................................................
3,341,406
        15,200    HBO &
Co..........................................................
 .......        902,500
        13,850    Intel
Corp........................................................
 .......      1,813,484
        60,325    International Business Machines
Corp.....................................      9,109,075
        21,525    Oracle Systems
Corp.+....................................................
898,669
         5,750    Parametric
Technology+.................................................
 ..        295,406
         3,075    Transaction Systems Architects -- Class A
Shares+........................        102,244
------------------------------------------------------------
----------------------------------------------

24,500,081
------------------------------------------------------------
----------------------------------------------
DIVERSIFIED OPERATIONS -- 1.8%
        41,750    General Electric
Co......................................................
4,128,031
------------------------------------------------------------
----------------------------------------------
DRUGS AND HEALTHCARE -- 8.6%
        15,000    American Home Products Corp.
 ............................................        879,375
         1,650    Bristol-Myers Squibb Co.
 ................................................
179,438
        78,825    Eli Lilly &
Co..........................................................
 .      5,754,225
        39,550    Merck & Co., Inc.
 .......................................................
3,134,338
        63,475    Pfizer,
Inc.........................................................
 .....      5,260,491
        52,225    Warner-Lambert
Co........................................................
3,916,875
------------------------------------------------------------
----------------------------------------------

19,124,742
------------------------------------------------------------
----------------------------------------------
ENERGY -- 0.4%
        36,100    Peco Energy
Co..........................................................
 .        911,525
------------------------------------------------------------
----------------------------------------------
ENTERTAINMENT AND LEISURE TIME -- 4.1%
        98,100    G-TECH Holdings
Corp.+...................................................
3,139,200
       113,075    Hilton Hotels
Corp.......................................................
2,954,084
       146,250    Mirage Resorts
Inc.+.....................................................
3,162,656
------------------------------------------------------------
----------------------------------------------

9,255,940
------------------------------------------------------------
----------------------------------------------
FINANCIAL SERVICES -- 5.0%
         8,825    Chester Bancorp Inc.
 ....................................................
115,828
         4,375    Federal Home Loan Mortgage Corp.
 ........................................        481,797
       101,630    Federal National Mortgage
Association....................................
3,823,829
        10,000    First Defiance Financial
Corp............................................
123,750
        80,465    Merrill Lynch & Co., Inc.
 ...............................................
6,557,898
        10,000    South Street Financial
Co.+..............................................
140,000
------------------------------------------------------------
----------------------------------------------

11,243,102
------------------------------------------------------------
----------------------------------------------
HOSPITAL RELATED -- 0.5%
        43,275    Fresenius Medical Care
ADR+..............................................
1,217,109
------------------------------------------------------------
----------------------------------------------
INSURANCE -- 0.4%
        26,600    CMAC Investment Corp.
 ...................................................
977,550
------------------------------------------------------------
----------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       21

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY
VALUE
------------------------------------------------------------
----------------------------------------------
NATURAL GAS -- 1.6%
        75,500    Praxair
Inc.........................................................
 .....   $  3,482,438
------------------------------------------------------------
----------------------------------------------
NETWORKING -- 3.4%
       119,375    Cisco Systems
Inc.+......................................................
7,595,234
------------------------------------------------------------
----------------------------------------------
PRINTING & PUBLISHING -- 2.3%
       133,350    Gartner
Group+......................................................
 .....      5,192,316
------------------------------------------------------------
----------------------------------------------
RETAIL -- 5.2%
        50,400    Gucci Group
N.V.........................................................
 .      3,219,300
       115,975    Nike Inc., Class B
Shares................................................
6,929,506
        18,600    The Finish Line, Class A
Shares+.........................................
392,925
        17,800    Vons Companies
Inc.+.....................................................
1,065,775
------------------------------------------------------------
----------------------------------------------

11,607,506
------------------------------------------------------------
----------------------------------------------
SOFTWARE -- 2.9%
        77,975    Microsoft
Corp.+......................................................
 ...      6,442,684
------------------------------------------------------------
----------------------------------------------
TELECOMMUNICATIONS -- 4.3%
        14,225    Cincinnati Bell,
Inc.....................................................
876,616
       186,900    Lucent Technologies
Inc..................................................
8,644,125
------------------------------------------------------------
----------------------------------------------

9,520,741
------------------------------------------------------------
----------------------------------------------
                  TOTAL COMMON STOCKS (Cost --
$154,608,059)...............................    200,306,750
------------------------------------------------------------
----------------------------------------------

     FACE
    AMOUNT                                        SECURITY
VALUE
------------------------------------------------------------
----------------------------------------------
REPURCHASE AGREEMENT -- 10.5%
   $23,489,000    Citibank, 6.898% due 1/2/97; Proceeds at
maturity -- $23,579,002; (Fully
                  collateralized by U.S. Treasury Notes,
5.750% due 12/13/98; Market
                  value -- $23,970,000) (Cost --
$23,489,000)..............................     23,489,000
------------------------------------------------------------
----------------------------------------------
                  TOTAL INVESTMENTS -- 100% (Cost --
$178,097,059*)........................   $223,795,750
------------------------------------------------------------
----------------------------------------------

 + Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       22

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                               CASH INCOME TRUST

   FACE
ANNUALIZED
  AMOUNT                                 SECURITY
YIELD           VALUE
------------------------------------------------------------
------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 19.6%
$   275,000   Federal Home Loan Mortgage Corp. matures
2/18/97...............   5.28% to 5.41%    $  273,068
    425,000   Federal National Mortgage Association mature
1/3/97 to             5.28 to 5.31

3/3/97......................................................
 .                        422,648
------------------------------------------------------------
------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
              (Cost --
$695,716).............................................
695,716
------------------------------------------------------------
------------------------------------------------
U.S. TREASURY BILLS -- 38.7%
  1,385,000   U.S. Treasury Bills mature 1/9/97 to 4/17/97
5.07 to 5.11
                (Cost --
$1,374,750).........................................
1,374,750
------------------------------------------------------------
------------------------------------------------
COMMERCIAL PAPER -- 41.7%
    150,000   Associates Corp. of North America matures
2/4/97...............        5.36            149,251
    150,000   Chevron Oil Finance matures
2/4/97.............................        5.34
149,253
    150,000   CIT Group Holdings, Inc. matures
1/16/97.......................        5.37
149,668
    150,000   Ford Motor Credit Corp. matures
1/16/97........................        5.36
149,669
    150,000   General Electric Capital Corp. matures
1/9/97..................        5.48            149,820
    150,000   H.J. Heinz Co. matures
1/23/97.................................        5.45
149,507
    150,000   Household Finance Corp. matures
2/13/97........................        5.48
149,032
    135,000   Potomac Electric Power Co. matures
1/15/97.....................        5.83            134,698
    150,000   Prudential Funding Co. matures
1/16/97.........................        5.34
149,671
    150,000   Xerox Corp. matures
1/16/97....................................        5.45
149,664
------------------------------------------------------------
------------------------------------------------
              TOTAL COMMERCIAL PAPER (Cost --
$1,480,233)....................
1,480,233
------------------------------------------------------------
------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost --
$3,550,699*)................                     $3,550,699
------------------------------------------------------------
------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       23

<pg$pcn>

------------------------------------------------------------
--------------------
 STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996


MANAGED      HIGH YIELD      CAPITAL         CASH

ASSETS         BOND       APPRECIATION     INCOME

TRUST          TRUST          FUND         TRUST
------------------------------------------------------------
------------------------------------------------
ASSETS:
  Investments -- Cost...............................
$162,004,962   $12,350,130   $154,608,059   $3,550,699
  Short-term investments -- Cost....................
--     3,893,590     23,489,000           --
------------------------------------------------------------
------------------------------------------------
  Investments, at value.............................
$187,681,956   $13,008,232   $200,306,750   $3,550,699
  Short-term investments, at value..................
--     3,893,590     23,489,000           --
  Cash..............................................
518            --            855        4,509
  Receivable for securities sold....................
409,824            --             --           --
  Dividends and interest receivable.................
1,128,214       360,137        147,193           --
  Receivable for Fund shares sold...................
--        52,645        454,681           --
  Receivable from affiliate.........................
--            --             --       15,843
------------------------------------------------------------
------------------------------------------------
  TOTAL ASSETS......................................
189,220,512    17,314,604    224,398,479    3,571,051
------------------------------------------------------------
------------------------------------------------
LIABILITIES:
  Payable for securities purchased..................
519,223            --        109,975           --
  Investment advisory fees payable..................
77,599         7,420        141,259        1,147
  Payable for Fund shares purchased.................
3,504            --             --           --
  Dividends payable.................................
--            --             --        5,696
  Accrued expenses..................................
9,705        16,141         15,494       21,553
------------------------------------------------------------
------------------------------------------------
  TOTAL LIABILITIES.................................
610,031        23,561        266,728       28,396
------------------------------------------------------------
------------------------------------------------
TOTAL NET ASSETS....................................
$188,610,481   $17,291,043   $224,131,751   $3,542,655
------------------------------------------------------------
------------------------------------------------
NET ASSETS:
  Paid-in capital...................................
$158,673,246   $21,746,024   $179,434,374   $3,542,655
  Undistributed (overdistributed) net investment
     income.........................................
689,249      (172,955)       219,605           --
  Accumulated net realized gain (loss) from security
     transactions and futures contracts.............
3,570,992    (4,940,128)    (1,220,919)          --
  Net unrealized appreciation of investments........
25,676,994       658,102     45,698,691           --
------------------------------------------------------------
------------------------------------------------
TOTAL NET ASSETS....................................
$188,610,481   $17,291,043   $224,131,751   $3,542,655
------------------------------------------------------------
------------------------------------------------
SHARES OUTSTANDING..................................
12,594,215     2,036,482      6,103,983    3,542,673
------------------------------------------------------------
------------------------------------------------
NET ASSET VALUE, PER SHARE..........................
$14.98         $8.49         $36.72        $1.00
------------------------------------------------------------
------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       24

<pg$pcn>

------------------------------------------------------------
--------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR
ENDED DECEMBER 31, 1996


MANAGED     HIGH YIELD     CAPITAL        CASH

ASSETS         BOND      APPRECIATION    INCOME

TRUST        TRUST          FUND        TRUST
------------------------------------------------------------
-------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................  $
5,087,435   $1,774,958   $    853,439   $114,317
  Dividends..............................................
2,160,122           --      1,687,610         --
------------------------------------------------------------
-------------------------------------------------
  TOTAL INVESTMENT INCOME................................
7,247,557    1,774,958      2,541,049    114,317
------------------------------------------------------------
-------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)......................
891,042       72,800      1,261,284     19,000
  Custody................................................
49,323       12,866         65,089         --
  Administration fees (Note 3)...........................
48,885       24,332         25,243      6,622
  Shareholder communications.............................
22,028       16,446         17,563     16,446
  Trustees' fees.........................................
6,544        6,544          6,544      6,544
  Audit and legal........................................
5,918        6,440          9,521     13,330
  Registration fees......................................
1,267        1,267          1,267      1,267
  Shareholder and system servicing fees..................
1,000        1,000          2,000         --
  Other..................................................
104        1,569          3,083         --
------------------------------------------------------------
-------------------------------------------------
  TOTAL EXPENSES.........................................
1,026,111      143,264      1,391,594     63,209
  Less: Expense reimbursement (Note 3)...................
--           --             --    (43,376)
------------------------------------------------------------
-------------------------------------------------
  NET EXPENSES...........................................
1,026,111      143,264      1,391,594     19,833
------------------------------------------------------------
-------------------------------------------------
NET INVESTMENT INCOME....................................
6,221,446    1,631,694      1,149,455     94,484
------------------------------------------------------------
-------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 4 & 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).......................................
14,175,095     (304,388)    13,938,060         --
     Futures contracts...................................
(744,302)          --             --         --
------------------------------------------------------------
-------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................
13,430,793     (304,388)    13,938,060         --
------------------------------------------------------------
-------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
     Beginning of year...................................
22,303,922     (199,726)    21,220,176         --
     End of year.........................................
25,676,994      658,102     45,698,691         --
------------------------------------------------------------
-------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION................
3,373,072      857,828     24,478,515         --
------------------------------------------------------------
-------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS............
16,803,865      553,440     38,416,575         --
------------------------------------------------------------
-------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS...................
$23,025,311   $2,185,134   $ 39,566,030   $ 94,484
------------------------------------------------------------
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       25

<pg$pcn>

------------------------------------------------------------
--------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR
ENDED DECEMBER 31, 1996


MANAGED      HIGH YIELD      CAPITAL         CASH

ASSETS         BOND       APPRECIATION     INCOME

TRUST          TRUST          FUND         TRUST
------------------------------------------------------------
------------------------------------------------
OPERATIONS:
  Net investment income.............................  $
6,221,446   $ 1,631,694   $  1,149,455   $   94,484
  Net realized gain (loss)..........................
13,430,793      (304,388)    13,938,060           --
  Increase in net unrealized appreciation...........
3,373,072       857,828     24,478,515           --
------------------------------------------------------------
------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............
23,025,311     2,185,134     39,566,030       94,484
------------------------------------------------------------
------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................
(10,914,123)   (2,978,125)    (1,741,271)     (94,502)
  Net realized gains................................
(17,258,729)           --    (23,015,510)          --
------------------------------------------------------------
------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................
(28,172,852)   (2,978,125)   (24,756,781)     (94,502)
------------------------------------------------------------
------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................
7,067,309     5,233,862     72,301,317    9,941,686
  Net asset value of shares issued for
     reinvestment of dividends......................
28,172,852     2,978,125     24,756,781       94,502
  Cost of shares reacquired.........................
(12,757,653)   (3,030,251)    (9,891,028)  (7,910,199)
------------------------------------------------------------
------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................
22,482,508     5,181,736     87,167,070    2,125,989
------------------------------------------------------------
------------------------------------------------
INCREASE IN NET ASSETS..............................
17,334,967     4,388,745    101,976,319    2,125,971
NET ASSETS:
  Beginning of year.................................
171,275,514    12,902,298    122,155,432    1,416,684
------------------------------------------------------------
------------------------------------------------
  END OF YEAR*......................................
$188,610,481   $17,291,043   $224,131,751   $3,542,655
------------------------------------------------------------
------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of: ............................
$689,249     $(172,955)      $219,605           --
------------------------------------------------------------
------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       26

<pg$pcn>

------------------------------------------------------------
--------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR
ENDED DECEMBER 31, 1995


MANAGED      HIGH YIELD      CAPITAL         CASH

ASSETS         BOND       APPRECIATION     INCOME

TRUST          TRUST          FUND          TRUST
------------------------------------------------------------
-------------------------------------------------
OPERATIONS:
  Net investment income.............................  $
5,381,926   $ 1,173,476   $    811,421   $    51,414
  Net realized gain.................................
7,915,343       395,891     12,852,764            --
  Increase in net unrealized appreciation...........
23,599,777       221,759     16,423,842            --
------------------------------------------------------------
-------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............
36,897,046     1,791,126     30,088,027        51,414
------------------------------------------------------------
-------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................
(5,441,569)     (960,192)      (540,784)      (51,414)
  Net realized gains................................
(1,783,880)           --             --            --
------------------------------------------------------------
-------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................
(7,225,449)     (960,192)      (540,784)      (51,414)
------------------------------------------------------------
-------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................
5,376,731     1,749,523     26,600,150     3,284,741
  Net asset value of shares issued for
     reinvestment of dividends......................
7,225,449       960,192        540,784        52,033
  Cost of shares reacquired.........................
(11,885,171)   (2,354,757)   (13,026,347)   (3,122,783)
------------------------------------------------------------
-------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................
717,009       354,958     14,114,587       213,991
------------------------------------------------------------
-------------------------------------------------
INCREASE IN NET ASSETS..............................
30,388,606     1,185,892     43,661,830       213,991
NET ASSETS:
  Beginning of year.................................
140,886,908    11,716,406     78,493,602     1,202,693
------------------------------------------------------------
-------------------------------------------------
  END OF YEAR*......................................
$171,275,514   $12,902,298   $122,155,432   $ 1,416,684
------------------------------------------------------------
-------------------------------------------------
* Includes undistributed net investment income
  of:...............................................
$5,381,926    $1,173,476       $811,421            --
------------------------------------------------------------
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       27

<pg$pcn>

------------------------------------------------------------
--------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date;
(b) securities traded
on national securities markets are valued at the closing prices on such markets;
securities for which no sales price were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method;
(g) dividends and
distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the capital accounts of the High Yield Bond Trust, Capital Appreciation Fund and Cash Income
Trust to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield
Bond Trust a portion of accumulated net realized loss amounting to $1,893,310 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains.
Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

     2.  DIVIDENDS

     Cash Income Trust declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER
TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT") and
Cash Income Trust ("CIT"). MAT and CIT pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of: 0.50% on the first $50,000,000,
0.40% on the next $100,000,000, 0.30% on the next
$100,000,000 and 0.25% on the
amount over $250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers
Investment Management
Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Travelers Group
Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result,
TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

     In addition, TIMCO acts as investment manager and advisor to the Capital
Appreciation Fund ("CAF"). CAF pays TIMCO an investment management and advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

                                       28

<pg$pcn>

------------------------------------------------------------
--------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TIMCO also has a sub-advisory agreement with Janus
Capital Corporation
("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result,
TIMCO pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets.
Travelers Insurance
has entered into a sub-administrative services agreement with Smith Barney
Mutual Funds Management Inc. ("SBMFM"), a subsidiary of
Smith Barney Holdings
Inc. ("SBH"). Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each
Fund. This fee is calculated daily and paid monthly.

     MAT received brokerage commissions of $1,380 from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Travelers Group
Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


MANAGED           HIGH           CAPITAL

ASSETS        YIELD BOND      APPRECIATION

TRUST            TRUST            FUND
------------------------------------------------------------
-----------------------------------------------
Purchases...................................................
 . $177,030,601     $10,021,937     $180,570,344
------------------------------------------------------------
-----------------------------------------------
Sales.......................................................
 .  189,051,386       9,367,054      126,712,795
------------------------------------------------------------
-----------------------------------------------

     At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:


MANAGED           HIGH           CAPITAL

ASSETS        YIELD BOND      APPRECIATION

TRUST            TRUST            FUND
------------------------------------------------------------
-----------------------------------------------
Gross unrealized
appreciation*...............................  $26,911,202
$779,745     $47,569,236
Gross unrealized
depreciation*...............................   (1,234,208)
(121,643)     (1,870,545)
------------------------------------------------------------
-----------------------------------------------
Net unrealized
appreciation*.................................  $25,676,994
$658,102     $45,698,691
------------------------------------------------------------
-----------------------------------------------

* Substantially the same for Federal income tax purposes.

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices
(futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1996, the Funds had no open futures contracts.

                                       29

<pg$pcn>

------------------------------------------------------------
--------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Funds had no open purchased call or put options contracts.

     8.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, HYBT had, for Federal income tax purposes, approximately $4,751,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below.
Expiration occurs on December 31 of the year indicated:

                          1996         1997          1998
1999       2000        2001       2002        2004
------------------------------------------------------------
----------------------------------------------------------
Carryforward
  Amounts............   $530,000    $1,094,000    $1,970,000
$748,000    $48,000    $135,000    $38,000    $188,000
------------------------------------------------------------
----------------------------------------------------------

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value.
Transactions in shares of each
Fund were as follows:


YEAR ENDED           YEAR ENDED

DECEMBER 31, 1996    DECEMBER 31, 1995
------------------------------------------------------------
--------------------------------------------
MANAGED ASSETS TRUST
Shares
sold....................................................
469,580              375,304
Shares issued on
reinvestment..................................
1,926,518              581,291
Shares
redeemed................................................
(847,611)            (871,567)
------------------------------------------------------------
--------------------------------------------
Net
Increase...................................................
1,548,487               85,028
------------------------------------------------------------
--------------------------------------------
HIGH YIELD BOND TRUST
Shares
sold....................................................
591,013              206,291
Shares issued on
reinvestment..................................
356,007              122,473
Shares
redeemed................................................
(343,196)            (276,334)
------------------------------------------------------------
--------------------------------------------
Net
Increase...................................................
603,824               52,430
------------------------------------------------------------
--------------------------------------------
CAPITAL APPRECIATION FUND
Shares
sold....................................................
1,994,300              900,317
Shares issued on
reinvestment..................................
716,103               22,109
Shares
redeemed................................................
(287,644)            (445,510)
------------------------------------------------------------
--------------------------------------------
Net
Increase...................................................
2,422,759              476,916
------------------------------------------------------------
--------------------------------------------
CASH INCOME TRUST
Shares
sold....................................................
9,941,686            3,284,741
Shares issued on
reinvestment..................................
94,502               52,033
Shares
redeemed................................................
(7,910,199)          (3,122,783)
------------------------------------------------------------
--------------------------------------------
Net
Increase...................................................
2,125,989              213,991
------------------------------------------------------------
--------------------------------------------

                                       30

<pg$pcn>

------------------------------------------------------------
--------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

               MANAGED ASSETS TRUST                     1996
1995        1994        1993        1992
------------------------------------------------------------
--------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................
$15.50      $12.85      $14.21      $14.02      $14.78
------------------------------------------------------------
--------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................
0.46        0.49        0.46        0.51        0.64
  Net realized and unrealized gain (loss)..........
1.50        2.83       (0.73)       0.72        0.01
------------------------------------------------------------
--------------------------------------------------
Total Income (Loss) From Operations................
1.96        3.32       (0.27)       1.23        0.65
------------------------------------------------------------
--------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income............................
(0.89)      (0.50)      (0.67)      (0.85)      (1.04)
  Net realized gains...............................
(1.59)      (0.17)      (0.42)      (0.19)      (0.37)
------------------------------------------------------------
--------------------------------------------------
Total Distributions................................
(2.48)      (0.67)      (1.09)      (1.04)      (1.41)
------------------------------------------------------------
--------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................
$14.98      $15.50      $12.85      $14.21      $14.02
------------------------------------------------------------
--------------------------------------------------
TOTAL RETURN.......................................
13.78%      27.12%      (2.24)%      9.33%       5.14%
------------------------------------------------------------
--------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................
$188,610    $171,276    $140,887    $156,767    $148,971
------------------------------------------------------------
--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2).....................................
0.58%       0.58%       0.61%       0.56%       0.56%
  Net investment income............................
3.51        3.49        3.59        3.65        4.97
------------------------------------------------------------
--------------------------------------------------
PORTFOLIO TURNOVER RATE............................
108%        110%         97%         86%        112%
------------------------------------------------------------
--------------------------------------------------
AVERAGE COMMISSIONS PER SHARES PAID ON EQUITY
  TRANSACTIONS (3).................................
$0.06          --          --          --          --
------------------------------------------------------------
--------------------------------------------------

               HIGH YIELD BOND TRUST                    1996
1995        1994        1993        1992
------------------------------------------------------------
--------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................
$9.00       $8.49       $9.25       $8.91       $8.75
------------------------------------------------------------
--------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................
0.91        0.80        0.66        0.68        0.88
  Net realized and unrealized gain (loss)..........
0.41        0.41       (0.76)       0.47        0.18
------------------------------------------------------------
--------------------------------------------------
Total Income (Loss) From Operations................
1.32        1.21       (0.10)       1.15        1.06
------------------------------------------------------------
--------------------------------------------------
LESS DISTRIBUTION FROM (1):
  Net investment income............................
(1.83)      (0.70)      (0.66)      (0.81)      (0.90)
------------------------------------------------------------
--------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................
$8.49       $9.00       $8.49       $9.25       $8.91
------------------------------------------------------------
--------------------------------------------------
TOTAL RETURN.......................................
16.05%      15.47%      (1.26)%     14.01%      13.16%
------------------------------------------------------------
--------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................
$17,291     $12,902     $11,716     $12,765     $10,289
------------------------------------------------------------
--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4).....................................
0.97%       1.25%       1.25%       0.99%       0.56%
  Net investment income............................
11.01        9.37        7.71        7.69       10.24
------------------------------------------------------------
--------------------------------------------------
PORTFOLIO TURNOVER RATE............................
84%        222%       146.%         19%         52%
------------------------------------------------------------
--------------------------------------------------

(1) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The ratios of expenses to average net assets for the years 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.60% and 0.63%, for the years ended December 31, 1993 and 1992, respectively.

(3) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(4) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28%, 1.33%, 1.31% and 1.28%, for the years ended December 31, 1995, 1994, 1993 and 1992,
respectively.

                                       31

<pg$pcn>

------------------------------------------------------------
--------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

          CAPITAL APPRECIATION FUND                1996
1995         1994       1993(1)        1992
------------------------------------------------------------
-------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............     $33.18
$24.50       $25.87       $22.72       $19.63
------------------------------------------------------------
-------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................       0.23
0.24         0.19         0.19         0.28
  Net realized and unrealized gain (loss).....       8.49
8.61        (1.41)        3.21         3.13
------------------------------------------------------------
-------------------------------------------------
Total Income (Loss) From Operations...........       8.72
8.85        (1.22)        3.40         3.41
------------------------------------------------------------
-------------------------------------------------
LESS DISTRIBUTION FROM (2):
  Net investment income.......................      (0.41)
(0.17)       (0.15)       (0.25)       (0.32)
  Net realized gains..........................      (4.77)
--           --           --           --
------------------------------------------------------------
-------------------------------------------------
Total Distributions...........................      (5.18)
(0.17)       (0.15)       (0.25)       (0.32)
------------------------------------------------------------
-------------------------------------------------
NET ASSET VALUE, END OF YEAR..................     $36.72
$33.18       $24.50       $25.87       $22.72
------------------------------------------------------------
-------------------------------------------------
TOTAL RETURN..................................      28.21%
36.37%       (4.76)%      15.09%       17.60%
------------------------------------------------------------
-------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............   $224,132
$122,155      $78,494      $62,414      $29,506
------------------------------------------------------------
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)................................       0.83%
0.85%       0.89%         0.87%        0.56%
  Net investment income.......................       0.69
0.84         0.79         0.81         1.39
------------------------------------------------------------
-------------------------------------------------
PORTFOLIO TURNOVER RATE.......................         84%
124%        106%          155%         126%
------------------------------------------------------------
-------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (4)..................      $0.06
--           --           --           --
------------------------------------------------------------
-------------------------------------------------

              CASH INCOME TRUST                    1996
1995         1994         1993         1992
------------------------------------------------------------
-------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............      $1.00
$1.00        $1.00        $1.00        $1.00
------------------------------------------------------------
-------------------------------------------------
  Net investment income (5)...................     0.0412
0.0417       0.0278       0.0214       0.0322
  Distributions from net investment income....    (0.0412)
(0.0417)     (0.0278)     (0.0214)     (0.0322)
------------------------------------------------------------
-------------------------------------------------
NET ASSET VALUE, END OF YEAR..................      $1.00
$1.00        $1.00        $1.00        $1.00
------------------------------------------------------------
-------------------------------------------------
TOTAL RETURN..................................       4.20%
4.17%        2.78%        2.14%        3.22%
------------------------------------------------------------
-------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............     $3,543
$1,417       $1,203         $647         $697
------------------------------------------------------------
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5)(6).............................       0.78%
1.25%        1.25%        0.94%        0.38%
  Net investment income.......................       3.72
--           --           --           --
------------------------------------------------------------
-------------------------------------------------

(1) Effective May 1, 1993, Janus Capital Corporation became sub-adviser for
    Capital Appreciation Fund.

(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.96% and 0.91%, for the years ended
    December 31, 1993 and 1992, respectively.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(5) For the year ended December 31, 1996, The Travelers reimbursed CIT for
    $43,376 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been
    $0.002 and the expense ratio would have been 1.71%.

(6) The ratio of expenses to average net assets for 1995-
1992 reflects an
    expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37%, 6.40%, 8.47% and 7.70% for the years ended December 31, 1995, 1994, 1993 and 1992,
respectively.

------------------------------------------------------------
--------------------
 TAX INFORMATION (UNAUDITED)

     The amount of long-term capital gains paid for the fiscal year ended
December 31, 1996, are $13,912,800 for the Managed Assets
Trust and $19,412,512
for the Capital Appreciation Portfolio.

<pg$pcn>

------------------------------------------------------------
--------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Managed Assets Trust:

We have audited the accompanying statement of assets and liabilities of Managed
Assets Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Managed Assets Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

<pg$pcn>

------------------------------------------------------------
--------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of High Yield Bond Trust:

We have audited the accompanying statement of assets and liabilities of High
Yield Bond Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High
Yield Bond Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

<pg$pcn>

------------------------------------------------------------
--------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Capital
Appreciation Fund including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Capital Appreciation Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

<pg$pcn>

------------------------------------------------------------
--------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Cash Income Trust:

We have audited the accompanying statement of assets and liabilities of Cash
Income Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash
Income Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
------------------------------------------------------------
--------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

For the year ended December 31, 1996, the U.S. Government Securities Portfolio generated a total return of 1.46%. As of December 31, 1996 the composition of assets contained in the Portfolio was 47% in mortgage-backed securities, 31% in
U.S. Treasuries, 12% in U.S. agency securities and 10% in cash.

Prospects for bond investors appeared promising as the year began. In
Washington, D.C., there were talks of federal deficit reduction through a balanced budget amendment while the outlook for inflation was tame. Long-term
U.S. Treasuries were yielding less than 6% and the expectation of a Federal
Reserve easing of monetary policy drove down yields on 2 year U.S. Treasuries to under 5%. However, as the year progressed, bullish sentiments were shattered as balanced budget talks stalled, energy prices began to rise and U.S. economic growth resumed. Heightened investor concerns over rising inflation drove up the yield on long-term U.S. Treasuries to over 7%. Toward the end of the year, these inflation fears proved to be unfounded and the long-term
U.S. Treasury dropped
to a range of around 6.6%.

Against this backdrop of volatile interest rates, the Portfolio lagged behind the Lehman Government Bond Index for the first three quarters of the year. By shortening the maturity and through careful selection of securities, we were able to recoup lost ground to finish the year in line with the Portfolio's benchmark. Specifically, we added securities from Financing
Corporation ("FICO")
and Tennessee Valley Authority ("TVA"). In our view, FICO securities were very attractively priced due to concerns about the solvency of the Savings
Association Insurance Fund, the agency responsible for making interest payments on the FICO securities. The U.S. Congress subsequently passed a bill that would shore up funds required to ensure payment of interest which resulted in the FICO bond's rise in price. In the case of TVA bonds, we utilized a hedging strategy to boost the yield as well as to provide investors with an additional cushion against interest rate volatility.

Looking ahead to 1997, we expect a continuation of higher interest rate volatility. Therefore, we have reduced the Portfolio's weighting in mortgage-backed securities while increasing the exposure to other U.S. agency bonds. In addition, we believe the recently introduced inflation-indexed securities by the U.S. Treasury may represent a good investment opportunity for the Portfolio.

SOCIAL AWARENESS STOCK PORTFOLIO

Social Awareness Stock Portfolio finished 1996 with a competitive total return of 19.98%. Our exposure to the financial and technology sectors were major contributors to the Portfolio's positive results. As of December 31, 1996, the
Portfolio consisted of about 15% cash reserves and 71 stock holdings, with some
75% of those considered to be "core" investments. The weighted market capitalization of the stocks owned by the Portfolio averages about $24.5 billion, approximating a 50/50 mix of large and mid-capitalization companies. As the year ended, the Portfolio was overweighted in the consumer cyclical, financial, and technology industries while underweighted in capital goods, communications services, energy, and utilities industries. This composition proved to be an advantage for the Portfolio during the period. While the
Portfolio's beta ( the comparative movement of a security's price relative to the overall market) was approximately 10% more than the rest of the stock market, the slightly increased risk taken was generally well rewarded. The stocks in the Portfolio generated more earnings and more growth potential compared to their cost than that offered by the overall market.

Our investment strategy for 1997 continues to focus on owning quality companies.
The overall Portfolio's quality remains strong with a Standard & Poor's average rating of A minus (a ranking of common stocks from A+ through C on the basis of growth and stability). We remain cautiously optimistic about the stock market's
1997 potential, but hold some cash reserves to take advantage of buying opportunities from normal market volatility following two years of very strong performance.

UTILITIES PORTFOLIO

Utilities Portfolio seeks to provide current income and as a secondary goal, capital appreciation, by investing at least 25% of its assets in the utilities industry. For the year ended December 31, 1996, the Utilities Portfolio had a total return of 7.47%.

The past year was frustrating for electric utility investors. As a group, utilities underperformed the broad based equity market. A strong stock market combined with a relatively weak bond market caused attention to move away from defensive sectors such as utilities. Nevertheless, we believe the electric utility sector should continue to benefit from industry restructuring and the rapid pace of mergers and acquisitions. For example, several state restructuring proposals have focused on the need to

                                       37

<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
------------------------------------------------------------
--------------------

lower customer rates and creating opportunities for electric utilities to recover their capital investments. In our opinion, these proposals should create a more positive environment for investors by removing some of the uncertainty that has plagued utilities over the past few years. The consolidation of electric utility and natural gas companies dominated merger activity during 1996 as management teams attempted to enlarge their customer base and become full service energy providers in a more competitive industry. Furthermore, several electric utility companies continue to diversify by aggressively expanding into foreign markets.

We remain positive for electric utilities in 1997 based on continued clarification of the impact of deregulation and competition in the industry and its favorable defensive characteristics. In addition, we expect more individual state initiatives regarding electric utility industry restructuring.
Consolidation should continue involving electric sector and electric companies with natural gas companies. In this dynamic and rapidly changing environment, individual stock selection will continue to be extremely important in achieving competitive total returns. We expect performance among individual companies to vary significantly. In our view, special situation companies, with above average dividend growth, favorable regulatory rulings or positive deregulatory proposals are exciting new investment opportunities. We continue to focus on higher quality companies with strong earnings and dividend growth, superior management teams and favorable environments. Moreover, we favor lower-cost companies in this more competitive environment. We believe investors should view utility investing from a total return perspective and not simply evaluate the sector's current yield.

The economic outlook for 1997 calls for a continuance of slow to moderate U.S.
economic growth without renewed inflation and the long-term
U.S. Treasury bond
is expected to trade in a range of 6.25% to 7%. These conditions should be generally favorable for fixed-income markets and interest rate-sensitive sectors such as electric utilities. However, higher overall market volatility may increase if there is a surprise regarding the economy or corporate earnings.

Our portfolio strategy continues to focus on income and long-term growth. We have increased our natural gas holdings and gradually reduced telecommunications holdings awaiting a clearer competitive picture or more favorable valuations in that industry. After two years of above historical returns, an increase in stock market volatility could enhance the appeal of electric utilities as a stable long-term investment vehicle.

In closing, we thank you for your investment in The
Travelers Series Trust
Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 15, 1997

                                       38

<pg$pcn>

------------------------------------------------------------
--------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES
PORTFOLIO AS OF 12/31/96
(UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                   1.46%
   1/24/92* through 12/31/96             5.84%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   1/24/92* through 12/31/96            32.33%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on January
24, 1992 and assuming reinvestment of dividends through December
31, 1996. The Lehman Government Bond Index is a broad-based
Index
of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The
Consumer
Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                         U.S. Gov-
                          ernment          Lehman
 Measurement Period     Securities       Government
Consumer
(Fiscal Year Covered)    Portfolio       Bond Index    Price
Index
1/24/92                       10000         10000
10000
12/92                         10290         10920
10275
12/93                         11813         12125
10557
12/94                         11147         11699
10840
12/95                         13869         13950
11115
12/31/96                      14077         14354
11484

------------------------------------------------------------
--------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

------------------------------------------------------------
--------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO
AS OF 12/31/96
(UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                    19.98%
   5/1/92* through 12/31/96               12.62%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   5/1/92* through 12/31/96               73.33%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1,
1992 assuming reinvestment of dividends through December 31, 1996.
The Standard & Poor's 500 Index is an unmanaged index composed of
500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.
The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                          Social
                         Awareness    Standard &
 Measurement Period        Stock      Poor's 500
Consumer
(Fiscal Year Covered)    Portfolio       Index      Price
Index
5/1/92                        10000         10000
10000
12/92                         10850         10673
10157
12/93                         11777         11745
10436
12/94                         11461         11900
10716
12/95                         16285         14509
10988
12/31/96                      18340         17838
11353

------------------------------------------------------------
--------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       39

<pg$pcn>

------------------------------------------------------------
--------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF
12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/96                     7.47%
   2/4/94* through 12/31/96               11.24%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   2/4/94* through 12/31/96               36.26%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994 assuming reinvestment of dividends through December 31, 1996. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New
York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                      Standard &
 Measurement Period      Utilities    Poor's 500
Consumer
(Fiscal Year Covered)    Portfolio       Index      Price
Index
2/4/94                        10000         10000
10000
12/94                         10170         10072
10205
12/95                         13149         13852
10464
12/31/96                      14139         17031
10811

------------------------------------------------------------
--------------------

Past performance is not predictive of future performance.
Investment return and
principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       40

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS
DECEMBER 31, 1996
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

    FACE
   AMOUNT                                        SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 89.8%
$  1,000,000   U.S. Treasury Bond, 9.250% due
2/15/16......................................   $ 1,269,950
     700,000   U.S. Treasury Bond, 8.125% due
5/15/21......................................       813,281
   3,000,000   U.S. Treasury Bond, 6.875% due
8/15/25......................................     3,058,440
  10,000,000   U.S. Treasury Strip, zero coupon due
2/15/15................................     2,940,700
   2,955,466   FHLMC, 6.000% due
3/1/26....................................................
2,749,500
     988,365   FHLMC, 8.000% due
5/1/26....................................................
1,008,131
   2,019,999   FNMA, 7.000% due
6/1/24.....................................................
1,977,075
   2,964,852   FNMA, 7.500% due
11/1/26@...................................................
2,964,850
     392,192   GNMA, 8.500% due
3/15/18....................................................
406,530
     595,113   GNMA, 8.500% due
5/15/18....................................................
616,871
     251,104   GNMA, 8.500% due
6/15/18....................................................
260,285
     177,531   GNMA, 8.500% due
7/15/18....................................................
184,022
   1,974,160   GNMA, 7.000% due
6/15/24....................................................
1,931,578
   3,000,000   Tennessee Valley Authority Debenture, 5.980%
due 4/1/36.....................     3,041,250
------------------------------------------------------------
---------------------------------------------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost -- $23,037,806)..........    23,222,463
------------------------------------------------------------
---------------------------------------------
REPURCHASE AGREEMENT -- 10.2%
   2,626,000   Citibank, 6.900% due 1/2/97; Proceeds at
maturity -- $2,627,007;
               (Fully collateralized by U.S. Treasury Notes,
5.750% due 12/31/98;
               Market value -- $2,686,638) (Cost --
$2,626,000)............................     2,626,000
------------------------------------------------------------
---------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost --
$25,663,806*)............................   $25,848,463
------------------------------------------------------------
---------------------------------------------

@ Date shown represents the last in range of maturity dates of mortgage certificates owned.

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       41

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
COMMON STOCKS -- 83.7%
------------------------------------------------------------
---------------------------------------------
BASIC MATERIALS -- 3.8%
  2,000   Air Products & Chemicals,
Inc.....................................................   $
138,250
  5,000   Engelhard
Corp........................................................
 ............       95,625
  4,000   Praxair,
Inc.........................................................
 .............      184,500
------------------------------------------------------------
---------------------------------------------

418,375
------------------------------------------------------------
---------------------------------------------
CAPITAL GOODS -- 2.9%
  1,500   AMP,
Inc.........................................................
 .................       57,562
  2,000   Pitney Bowes,
Inc.........................................................
 ........      109,000
  2,800   York International,
Inc.........................................................
 ..      156,450
------------------------------------------------------------
---------------------------------------------

323,012
------------------------------------------------------------
---------------------------------------------
COMMUNICATION -- 1.1%
    800   Bell Atlantic
Corp........................................................
 ........       51,800
  2,300   MCI Communications
Corp........................................................
 ...       75,181
------------------------------------------------------------
---------------------------------------------

126,981
------------------------------------------------------------
---------------------------------------------
CONSUMER CYCLICALS -- 11.6%
  2,900   Fleetwood Enterprises,
Inc........................................................
79,750
  2,900   Home Depot,
Inc.........................................................
 ..........      145,363
  3,500   Kaufman & Broad Home
Corp........................................................
 .       45,063
  1,864   Lucas Variety
PLC+........................................................
 ........       70,832
  3,000   May Department
Stores......................................................
 .......      140,250
  2,000   Nine West Group,
Inc.+.......................................................
 .....       92,750
  6,000   Olsten
Corp........................................................
 ...............       90,750
  4,000   Pep Boys -- Manny, Moe &
Jack.....................................................
123,000
  4,000   Toys "R" Us,
Inc.+.......................................................
 .........      120,000
  1,900   Tribune
Co..........................................................
 ..............      149,862
  3,500   Wal-Mart Stores,
Inc.........................................................
 .....       80,062
  3,000   Xerox
Corp........................................................
 ................      157,875
------------------------------------------------------------
---------------------------------------------

1,295,557
------------------------------------------------------------
---------------------------------------------
CONSUMER STAPLES -- 10.5%
  2,000   Coca-Cola
Co..........................................................
 ............      105,250
  2,000   Gillette
Co..........................................................
 .............      155,500
  3,000   Kroger
Co.+........................................................
 ...............      139,500
  2,000   McDonald's
Corp........................................................
 ...........       90,500
  5,000   Newell
Co..........................................................
 ...............      157,500
  4,800   PepsiCo,
Inc.........................................................
 .............      141,000
  2,800   Sysco
Corp........................................................
 ................       91,350
  1,000   Unilever
N.V.........................................................
 .............      175,250
  1,600   Walt Disney
Co..........................................................
 ..........      111,400
------------------------------------------------------------
---------------------------------------------

1,167,250
------------------------------------------------------------
---------------------------------------------
ENERGY -- 1.6%
  2,800   Anadarko Petroleum
Corp........................................................
 ...      181,300
------------------------------------------------------------
---------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       42

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
FINANCE -- 17.8%
  1,600   Aetna
Inc.........................................................
 ................   $  128,000
  3,500   American Express
Co..........................................................
 .....      197,750
  1,250   American International Group
Inc..................................................
135,313
  3,000   Associates 1st Capital
Corp.......................................................
132,375
  2,700   Bank of Boston
Corp........................................................
 .......      173,475
  3,000   Barnett Banks,
Inc.........................................................
 .......      123,375
  1,800
Citicorp....................................................
 ......................      185,400
  1,200   Federal Home Loan Mortgage
Corp...................................................
132,150
  3,000   H. F. Ahmanson &
Co..........................................................
 .....       97,500
  2,500   Lincoln National
Corp........................................................
 .....      131,250
  2,200   NationsBank
Corp........................................................
 ..........      215,050
  3,400   State Street Boston
Corp........................................................
 ..      219,300
  1,500   Transamerica
Corp........................................................
 .........      118,500
------------------------------------------------------------
---------------------------------------------

1,989,438
------------------------------------------------------------
---------------------------------------------
HEALTH CARE -- 10.3%
  2,200   Amgen
Inc.+.......................................................
 ................      119,625
  3,750   Columbia/HCA Healthcare
Corp......................................................
152,813
  3,300   DENTSPLY International,
Inc.......................................................
156,750
  3,600   Johnson &
Johnson.....................................................
 ............      179,100
  2,300   Merck & Co.,
Inc.........................................................
 .........      182,275
  1,200   Pfizer,
Inc.........................................................
 ..............       99,450
  1,200   Schering-Plough
Corp........................................................
 ......       77,700
  6,200   Stryker
Corp........................................................
 ..............      185,225
------------------------------------------------------------
---------------------------------------------

1,152,938
------------------------------------------------------------
---------------------------------------------
TECHNOLOGY -- 20.5%
  4,500   Belden,
Inc.........................................................
 ..............      166,500
  4,400   Cabletron Systems,
Inc.+.......................................................
 ...      146,300
  2,000   Compaq Computer
Corp.+......................................................
 ......      148,500
  3,000   Computer Associates
International...............................................
 ..      149,250
  3,000   DSC Communications,
Inc.+.......................................................
 ..       53,625
  2,500   Electronic Data Systems
Corp......................................................
108,125
  7,000   EMC
Corp.+......................................................
 ..................      231,875
  2,000   Intel
Corp........................................................
 ................      261,875
    700   International Business Machines
Corp..............................................
105,700
  3,600   Lucent Technologies
Corp........................................................
 ..      166,500
  2,000   Madge Networks
N.V.+.......................................................
 .......       19,750
  3,300   Marshall
Industries+.................................................
 .............      101,062
  2,800   Microsoft
Corp.+......................................................
 ............      231,350
  3,500   Oracle
Corp.+......................................................
 ...............      146,125
  2,500   Perkin-Elmer
Corp........................................................
 .........      147,187
  4,000   Sun Microsystems
Inc.+.......................................................
 .....      102,750
------------------------------------------------------------
---------------------------------------------

2,286,474
------------------------------------------------------------
---------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       43

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
TRANSPORTATION -- 2.0%
  4,500   Mesaba Holdings,
Inc.+.......................................................
 .....   $   66,938
  1,400   Norfolk Southern Corp.
 ...........................................................
122,500
  1,300   Southwest
Airlines....................................................
 ............       28,763
------------------------------------------------------------
---------------------------------------------

218,201
------------------------------------------------------------
---------------------------------------------
UTILITIES -- 1.6%
  4,000   Enron
Corp........................................................
 ................      172,500
------------------------------------------------------------
---------------------------------------------
          TOTAL COMMON STOCKS (Cost --
$6,883,357)..........................................
9,332,026
------------------------------------------------------------
---------------------------------------------

   FACE
  AMOUNT                                        SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
REPURCHASE AGREEMENT -- 16.3%
$1,822,000    CS First Boston, 6.48% due 1/2/97; Proceeds at
maturity -- $1,822,658;         $  1,822,000
              (Fully collateralized by U.S. Treasury Notes,
7.25% due 2/15/98;
              Market value -- $1,861,755) (Cost --
$1,822,000)............................
------------------------------------------------------------
---------------------------------------------

$11,154,026
              TOTAL INVESTMENTS -- 100% (Cost --
$8,705,357*).............................
------------------------------------------------------------
---------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       44

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
COMMON STOCKS -- 82.9%
------------------------------------------------------------
---------------------------------------------
ELECTRIC - UTILITY -- 65.5%
 15,000    Allegheny Power System,
Inc....................................................   $
455,625
 11,000    American Electric Power
Co.....................................................
452,375
  7,500    Baltimore Gas & Electric
Co....................................................
200,625
 15,000    Carolina Power &
Light.......................................................
 ..        547,500
  9,000    Central & Southwest Corp.
 .....................................................
230,625
 15,000    CINergy
Corp........................................................
 ...........        500,625
  5,000    CIPSCO, Inc.
 ............................................................
 ......        180,625
 15,000    CMS Energy
Corp........................................................
 ........        504,375
 10,000    Dominion Resources, Inc.
 ......................................................
385,000
 10,000    DPL
Inc.........................................................
 ...............        245,000
 12,750    DQE
Inc.........................................................
 ...............        369,750
 20,000    Edison
International...............................................
 ............        397,500
 15,000    Entergy Corp.
 ............................................................
 .....        416,250
 10,000    Florida Progress
Corp........................................................
 ..        322,500
 12,000    FPL Group
Inc.........................................................
 .........        552,000
 12,000    GPU
Inc.........................................................
 ...............        403,500
 11,000    Houston
Industries..................................................
 ...........        248,875
 12,000    Illinova Corp.
 ............................................................
 ....        330,000
 15,000    Long Island
Lighting....................................................
 .......        331,875
 10,000    NIPSCO Industries,
Inc.........................................................
396,250
 18,000    PacifiCorp.
 ............................................................
 .......        369,000
 15,000    Pinnacle West
Capital.....................................................
 .....        476,250
  7,500    Public Service Co. of
Colorado.................................................
291,563
 15,000    Public Service Co. of New
Mexico...............................................
294,375
 15,000    SCANA
Corp........................................................
 .............        401,250
 15,000    Sierra Pacific
Resources...................................................
 ....        431,250
 12,500    Southern
Co..........................................................
 ..........        282,813
 15,000    Texas Utilities Co.
 ...........................................................
611,250
 10,000    Unicom
Corp........................................................
 ............        271,250
 12,000    UtiliCorp. United,
Inc.........................................................
324,000
 13,000    Wisconsin Energy
Corp........................................................
 ..        349,375
------------------------------------------------------------
---------------------------------------------

11,573,251
------------------------------------------------------------
---------------------------------------------
NATURAL GAS -- 11.0%
 10,000    Coastal Corp.
 ............................................................
 .....        488,750
 10,000    Enron Corp.
 ............................................................
 .......        431,250
  5,000    Equitable Resources Inc.
 ......................................................
148,750
 10,000    Pacific
Enterprises.................................................
 ...........        303,750
 15,000    Southwest Gas Corp.
 ...........................................................
288,750
  7,500    Williams
Cos.........................................................
 ..........        281,250
------------------------------------------------------------
---------------------------------------------

1,942,500
------------------------------------------------------------
---------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       45

<pg$pcn>

------------------------------------------------------------
--------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
TELEPHONE -- 6.4%
 15,000    Frontier
Corp........................................................
 ..........   $    339,375
  7,500    GTE
Corp........................................................
 ...............        341,250
  2,000    MCI
Communications..............................................
 ...............         65,375
 10,000    Teleport
Communications+.............................................
 ..........        305,000
  5,000    US West Media
Group+......................................................
 .....         92,500
------------------------------------------------------------
---------------------------------------------

1,143,500
------------------------------------------------------------
---------------------------------------------
           TOTAL COMMON STOCKS (Cost --
$12,839,147)......................................
14,659,251
------------------------------------------------------------
---------------------------------------------

   FACE
  AMOUNT                                        SECURITY
VALUE
------------------------------------------------------------
---------------------------------------------
CORPORATE BONDS -- 3.6%
------------------------------------------------------------
---------------------------------------------
TELEPHONE -- 1.3%
$  230,000    MCI Communication Corp., 7.75% due
3/23/25...................................       232,875
------------------------------------------------------------
---------------------------------------------
UTILITY - ELECTRIC -- 2.3%
   200,000    Arizona Public Service Co., 7.25% due
8/1/23.................................       188,750
   200,000    Philadelphia Electric, 8.75% due
4/1/22......................................       212,250
------------------------------------------------------------
---------------------------------------------

401,000
------------------------------------------------------------
---------------------------------------------
              TOTAL CORPORATE BONDS (Cost --
$605,853).....................................       633,875
------------------------------------------------------------
---------------------------------------------
U.S. TREASURY OBLIGATIONS -- 3.0%
   500,000    U.S. Treasury Notes, 7.75% due 11/30/99 (Cost
-- $499,802)...................       522,605
------------------------------------------------------------
---------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost --
$13,944,802)..................................    15,815,731
------------------------------------------------------------
---------------------------------------------
REPURCHASE AGREEMENT -- 10.5%
 1,859,000    CS First Boston Corp., 6.50% due 1/2/97;
Proceeds at maturity -- $1,859,671;
              (Fully collateralized by U.S. Treasury Note,
7.25% due 2/15/98; Market
              value -- $1,898,260) (Cost --
$1,859,000)....................................
1,859,000
------------------------------------------------------------
---------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost --
$15,803,802*).............................   $17,674,731
------------------------------------------------------------
---------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       46

<pg$pcn>

------------------------------------------------------------
--------------------
 STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996


U.S.             SOCIAL

GOVERNMENT         AWARENESS

SECURITIES           STOCK         UTILITIES

PORTFOLIO         PORTFOLIO       PORTFOLIO
------------------------------------------------------------
------------------------------------------------
ASSETS:
  Investments -- Cost....................................
$23,037,806       $ 6,883,357     $13,944,802
  Repurchase agreements -- Cost..........................
2,626,000         1,822,000       1,859,000
------------------------------------------------------------
------------------------------------------------
  Investments, at value..................................
$23,222,463       $ 9,332,026     $15,815,731
  Repurchase agreements, at value........................
2,626,000         1,822,000       1,859,000
  Cash...................................................
268               697         519,418
  Receivable from affiliate..............................
--            25,093              --
  Dividends and interest receivable......................
239,298             8,769          60,046
------------------------------------------------------------
------------------------------------------------
  TOTAL ASSETS...........................................
26,088,029        11,188,585      18,254,195
------------------------------------------------------------
------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased......................
35,299            30,508          13,724
  Investment advisory fees payable.......................
9,932                --           9,697
  Payable for securities purchased.......................
--            77,340              --
  Accrued expenses.......................................
34,264            40,742          16,548
------------------------------------------------------------
------------------------------------------------
  TOTAL LIABILITIES......................................
79,495           148,590          39,969
------------------------------------------------------------
------------------------------------------------
TOTAL NET ASSETS.........................................
$26,008,534       $11,039,995     $18,214,226
------------------------------------------------------------
------------------------------------------------
NET ASSETS:
  Paid-in capital........................................
$26,527,392       $ 8,594,239     $16,338,333
  Undistributed (overdistributed) net investment
     income..............................................
(2,726)               --           4,964
  Accumulated net realized loss on security
     transactions........................................
(700,789)           (2,913)             --
  Net unrealized appreciation of investments.............
184,657         2,448,669       1,870,929
------------------------------------------------------------
------------------------------------------------
TOTAL NET ASSETS.........................................
$26,008,534       $11,039,995     $18,214,226
------------------------------------------------------------
------------------------------------------------
SHARES OUTSTANDING.......................................
2,393,878           700,357       1,490,143
------------------------------------------------------------
------------------------------------------------
NET ASSET VALUE, PER SHARE...............................
$10.86            $15.76          $12.22
------------------------------------------------------------
------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       47

<pg$pcn>

------------------------------------------------------------
--------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR
ENDED DECEMBER 31, 1996


U.S.            SOCIAL

GOVERNMENT       AWARENESS

SECURITIES         STOCK        UTILITIES

PORTFOLIO       PORTFOLIO      PORTFOLIO
------------------------------------------------------------
-----------------------------------------------
INVESTMENT INCOME:

Interest...................................................
$   1,705,367     $   42,150     $  209,151

Dividends..................................................
--        107,312        647,584
------------------------------------------------------------
-----------------------------------------------
  TOTAL INVESTMENT
INCOME....................................       1,705,367
149,462        856,735
------------------------------------------------------------
-----------------------------------------------
EXPENSES:
  Investment advisory fees (Note
2)..........................          86,625         58,250
113,601
  Administration fees (Note
2)...............................          24,429
23,155         23,970
  Audit and
legal............................................
24,309         24,075         18,415
  Shareholder
communications.................................
11,714         15,063         11,714

Custody....................................................
8,711         18,907          7,335
  Trustees'
fees.............................................
6,544          6,544          6,544
  Shareholder and system servicing
fees......................           1,000          1,000
1,000
  Registration
fees..........................................
212            212            212

Other......................................................
1,436          1,500          2,998
------------------------------------------------------------
-----------------------------------------------
  TOTAL
EXPENSES.............................................
164,980        148,706        185,789
  Less: Expense reimbursement (Note
2).......................              --        (36,367)
--
------------------------------------------------------------
-----------------------------------------------
  NET
EXPENSES...............................................
164,980        112,339        185,789
------------------------------------------------------------
-----------------------------------------------
NET INVESTMENT
INCOME........................................
1,540,387         37,123        670,946
------------------------------------------------------------
-----------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions (excluding short-term securities):
     Proceeds from
sales.....................................     125,294,879
2,106,414      6,065,073
     Cost of securities
sold.................................     125,999,485
1,705,595      5,235,457
------------------------------------------------------------
-----------------------------------------------
  NET REALIZED GAIN
(LOSS)...................................        (704,606)
400,819        829,616
------------------------------------------------------------
-----------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of
year.......................................         797,061
1,289,613      2,093,137
     End of
year.............................................
184,657      2,448,669      1,870,929
------------------------------------------------------------
-----------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED
APPRECIATION.........        (612,404)     1,159,056
(222,208)
------------------------------------------------------------
-----------------------------------------------
NET GAIN (LOSS) ON
INVESTMENTS...............................      (1,317,010)
1,559,875        607,408
------------------------------------------------------------
-----------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS.......................   $     223,377
$1,596,998     $1,278,354
------------------------------------------------------------
-----------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       48

<pg$pcn>

------------------------------------------------------------
--------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR
ENDED DECEMBER 31, 1996


U.S.           SOCIAL

GOVERNMENT       AWARENESS

SECURITIES         STOCK         UTILITIES

PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------------------------------------------------
-----------------------------------------------
OPERATIONS:
  Net investment
income......................................   $ 1,540,387
$    37,123     $   670,946
  Net realized gain
(loss)...................................      (704,606)
400,819         829,616
  Increase (decrease) in net unrealized
appreciation.........      (612,404)      1,159,056
(222,208)
------------------------------------------------------------
-----------------------------------------------
  INCREASE IN NET ASSETS FROM
OPERATIONS.....................       223,377
1,596,998       1,278,354
------------------------------------------------------------
-----------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment
income......................................    (3,539,054)
(233,199)     (1,107,181)
  Net realized
gains.........................................
(423,418)       (525,148)       (974,527)
------------------------------------------------------------
-----------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO

SHAREHOLDERS............................................
(3,962,472)       (758,347)     (2,081,708)
------------------------------------------------------------
-----------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of
shares...........................     6,750,676
4,848,116       7,458,285
  Net asset value of shares issued for reinvestment of

dividends...............................................
3,962,472         758,347       2,081,708
  Cost of shares
reacquired..................................    (9,157,807)
(2,459,930)     (5,862,088)
------------------------------------------------------------
-----------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
TRANSACTIONS........     1,555,341       3,146,533
3,677,905
------------------------------------------------------------
-----------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS............................    (2,183,754)
3,985,184       2,874,551
NET ASSETS:
  Beginning of
year..........................................    28,192,288
7,054,811      15,339,675
------------------------------------------------------------
-----------------------------------------------
  END OF
YEAR*...............................................
$26,008,534     $11,039,995     $18,214,226
------------------------------------------------------------
-----------------------------------------------
* Includes undistributed (overdistributed) net investment
  income
of:.................................................
$(2,726)             --          $4,964
------------------------------------------------------------
-----------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       49

<pg$pcn>

------------------------------------------------------------
--------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR
ENDED DECEMBER 31, 1995


U.S.           SOCIAL

GOVERNMENT       AWARENESS

SECURITIES         STOCK         UTILITIES

PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------------------------------------------------
------------------------------------------------
OPERATIONS:
  Net investment
income.......................................   $ 1,520,848
$   55,079      $   441,157
  Net realized
gain...........................................
1,110,792        265,239          144,953
  Increase in net unrealized
appreciation.....................     3,171,708
1,316,045        2,170,686
------------------------------------------------------------
------------------------------------------------
  INCREASE IN NET ASSETS FROM
OPERATIONS......................     5,803,348
1,636,363        2,756,796
------------------------------------------------------------
------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment
income.......................................    (1,404,917)
(51,494)        (150,491)
  Net realized
gains..........................................            -
-        (68,327)              --
------------------------------------------------------------
------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
SHAREHOLDERS...    (1,404,917)      (119,821)
(150,491)
------------------------------------------------------------
------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of
shares............................     5,439,282
2,552,645        9,178,587
  Net asset value of shares issued for reinvestment of

dividends................................................
1,404,917        119,821          150,491
  Cost of shares
reacquired...................................    (7,572,507)
(1,013,468)      (2,352,367)
------------------------------------------------------------
------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE

TRANSACTIONS.............................................
(728,308)     1,658,998        6,976,711
------------------------------------------------------------
------------------------------------------------
INCREASE IN NET
ASSETS........................................     3,670,123
3,175,540        9,583,016
NET ASSETS:
  Beginning of
year...........................................
24,522,165      3,879,271        5,756,659
------------------------------------------------------------
------------------------------------------------
  END OF
YEAR*................................................
$28,192,288     $7,054,811      $15,339,675
------------------------------------------------------------
------------------------------------------------
* Includes undistributed net investment income
of:............    $1,520,848        $55,079
$441,157
------------------------------------------------------------
------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       50

<pg$pcn>

------------------------------------------------------------
--------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities
Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of
The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and ten other separate investment portfolios:
Travelers Quality Bond,
Lazard International Stock, MFS Emerging Growth, Federated
High Yield, Federated
Stock, Large Cap, Equity Income, Zero Coupon Bond Fund
Portfolio Series 1998,
Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon
Bond Fund Portfolio
Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method;
(g) dividends and
distributions to shareholders are recorded on the ex-dividend date; (h) the
Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all
Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Portfolio capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $6,915 and
$9,045, respectively, were reclassified to paid-in capital for Social Awareness
Stock Portfolio. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.
Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains.
Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER
TRANSACTIONS

     Travelers Asset Management International Corporation
("TAMIC"), an indirect
wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio
("USGS"). USGS pays TAMIC an
investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Greenwich Street Advisors ("GSA"), a division of Smith
Barney Mutual Funds
Management Inc. ("SBMFM") which is a subsidiary of Smith
Barney Holdings Inc.
("SBH") and an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and
Utilities ("Utilities") Portfolios. SAS pays GSA an investment management and advisory fee calculated at an annual rate of : 0.65% on the first $50 million,
0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays GSA an investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.
For the year ended December 31, 1996, GSA waived $11,274 of investment advisory fee and has agreed to reimburse expenses in the amount of $25,093 for SAS.

                                       51

<pg$pcn>

------------------------------------------------------------
--------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers
Insurance has entered into a sub-administrative services agreement with SBMFM.
Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Travelers Group
Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


USGS            SAS         UTILITIES
------------------------------------------------------------
-----------------------------------------------
Purchases...................................................
 .... $123,349,711     $3,047,308     $8,414,809
------------------------------------------------------------
-----------------------------------------------
Sales.......................................................
 ....  125,294,879      2,106,414      6,065,073
------------------------------------------------------------
-----------------------------------------------

     At December 31, 1996, aggregate gross unrealized appreciation and depreciation of investments were as follows:


USGS          SAS         UTILITIES
------------------------------------------------------------
-----------------------------------------------
Gross unrealized
appreciation*...................................... $239,436
$2,624,768     $2,025,482
Gross unrealized
depreciation*......................................
(54,779)      (176,099)      (154,553)
------------------------------------------------------------
-----------------------------------------------
Net unrealized
appreciation*........................................
$184,657     $2,448,669     $1,870,929
------------------------------------------------------------
-----------------------------------------------

* Substantially the same for Federal income tax purposes.

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S.
Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1996, the Portfolios had no open futures contracts.

                                       52

<pg$pcn>

------------------------------------------------------------
--------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option.
When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Portfolios had no open purchased call or put options contracts.

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, U.S. Government Securities
Portfolio had, for Federal
income tax purposes, approximately $715,000 of capital loss carryforwards available to offset future capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value.
Transactions in shares of each
Portfolio were as follows:


YEAR ENDED           YEAR ENDED

DECEMBER 31, 1996    DECEMBER 31, 1995
------------------------------------------------------------
--------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares
sold....................................................
606,114              484,178
Shares issued on
reinvestment..................................
355,511              138,279
Shares
redeemed................................................
(834,803)            (672,686)
------------------------------------------------------------
--------------------------------------------
Net Increase
(Decrease)........................................
126,822              (50,229)
------------------------------------------------------------
--------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares
sold....................................................
323,694              205,312
Shares issued on
reinvestment..................................
51,251               10,913
Shares
redeemed................................................
(167,210)             (74,604)
------------------------------------------------------------
--------------------------------------------
Net
Increase...................................................
207,735              141,621
------------------------------------------------------------
--------------------------------------------
UTILITIES PORTFOLIO
Shares
sold....................................................
590,496              822,640
Shares issued on
reinvestment..................................
169,391               14,594
Shares
redeemed................................................
(463,451)            (209,288)
------------------------------------------------------------
--------------------------------------------
Net
Increase...................................................
296,436              627,946
------------------------------------------------------------
--------------------------------------------

                                       53

<pg$pcn>

------------------------------------------------------------
--------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

         U.S. GOVERNMENT SECURITIES PORTFOLIO
1996       1995       1994       1993      1992(1)
------------------------------------------------------------
------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................
$12.43     $10.58     $11.63     $10.79    $10.00
------------------------------------------------------------
------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................................
0.68       0.65       0.60       0.57      0.53
  Net realized and unrealized gain (loss)..............
(0.52)      1.80      (1.23)      0.44      0.26
------------------------------------------------------------
------------------------------------------------
Total Income (Loss) From Operations....................
0.16       2.45      (0.63)      1.01      0.79
------------------------------------------------------------
------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................................
(1.55)     (0.60)     (0.39)     (0.17)       --
  Net realized gains...................................
(0.18)        --      (0.03)        --        --
------------------------------------------------------------
------------------------------------------------
Total Distributions....................................
(1.73)     (0.60)     (0.42)     (0.17)       --
------------------------------------------------------------
------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................
$10.86     $12.43     $10.58     $11.63    $10.79
------------------------------------------------------------
------------------------------------------------
TOTAL RETURN...........................................
1.46%     24.42%     (5.64)%     9.48%     7.90%++
------------------------------------------------------------
------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................
$26,009    $28,192    $24,522    $25,520    $9,017
------------------------------------------------------------
------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).........................................
0.62%      0.56%      0.71%      0.58%     0.38%+
  Net investment income................................
5.68       5.80       5.56       5.04      4.72+
------------------------------------------------------------
------------------------------------------------
PORTFOLIO TURNOVER RATE................................
501%       214%        16%        51%       25%
------------------------------------------------------------
------------------------------------------------

           SOCIAL AWARENESS STOCK PORTFOLIO
1996       1995       1994       1993      1992(4)
------------------------------------------------------------
------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................
$14.32     $11.05     $11.64     $10.95    $10.00
------------------------------------------------------------
------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (5)............................
0.31       0.12       0.16       0.17      0.16
  Net realized and unrealized gain (loss)..............
2.42       3.47      (0.45)      0.65      0.79
------------------------------------------------------------
------------------------------------------------
Total Income (Loss) From Operations....................
2.73       3.59      (0.29)      0.82      0.95
------------------------------------------------------------
------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................................
(0.43)     (0.14)     (0.24)     (0.13)       --
  Net realized gains...................................
(0.86)     (0.18)     (0.06)        --        --
------------------------------------------------------------
------------------------------------------------
Total Distributions....................................
(1.29)     (0.32)     (0.30)     (0.13)       --
------------------------------------------------------------
------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................
$15.76     $14.32     $11.05     $11.64    $10.95
------------------------------------------------------------
------------------------------------------------
TOTAL RETURN...........................................
19.98%     33.37%     (2.69)%     7.55%     9.50%++
------------------------------------------------------------
------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................
$11,040     $7,055     $3,879     $3,361    $1,394
------------------------------------------------------------
------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5)(6)......................................
1.25%      1.25%      1.25%      1.05%     0.71%+
  Net investment income................................
0.43       0.99       1.43       1.50      2.22+
------------------------------------------------------------
------------------------------------------------
PORTFOLIO TURNOVER RATE................................
26%        73%       137%        60%       56%
------------------------------------------------------------
------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS(7)............................
$0.06         --         --         --        --
------------------------------------------------------------
------------------------------------------------

(1) For the period from January 24, 1992 (commencement of operations) to
    December 31, 1992.

(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The expense ratios for the year ended December 31, 1993 and the period ended
    December 31, 1992 reflect expense reimbursement by The
Travelers in
    connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 0.77%
and 0.72%
    (annualized), respectively.

(4) For the period from May 1, 1992 (inception date) to
December 31, 1992.

(5) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been
    $0.06 and the expense ratio would have been 1.69%.

(6) The expense ratios for the years ended December 31, 1995, 1994, 1993 and the period ended December 31, 1992 reflect expense reimbursement by The
    Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 1.75%, 3.34%,
    3.73% and 2.19% (annualized), respectively.

(7) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

  + Annualized.

                                       54

<pg$pcn>

------------------------------------------------------------
--------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

                           UTILITIES PORTFOLIO
1996       1995      1994(1)
------------------------------------------------------------
--------------------------------------------
NET ASSET VALUE, BEGINNING OF
YEAR.......................................    $12.85
$10.17    $10.00
------------------------------------------------------------
--------------------------------------------
INCOME FROM OPERATIONS:
  Net investment
income..................................................
0.47       0.48      0.35
  Net realized and unrealized gain
(loss)................................      0.47       2.44
(0.18)
------------------------------------------------------------
--------------------------------------------
Total Income From
Operations.............................................
0.94       2.92      0.17
------------------------------------------------------------
--------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment
income..................................................
(0.84)     (0.24)       --
  Net realized
gains.....................................................
(0.73)        --        --
------------------------------------------------------------
--------------------------------------------
Total
Distributions...............................................
 .......     (1.57)     (0.24)       --
------------------------------------------------------------
--------------------------------------------
NET ASSET VALUE, END OF
YEAR.............................................    $12.22
$12.85    $10.17
------------------------------------------------------------
--------------------------------------------
TOTAL
RETURN......................................................
 .......      7.47%     29.29%     1.70%++
------------------------------------------------------------
--------------------------------------------
NET ASSETS, END OF YEAR
(000'S)..........................................   $18,214
$15,340    $5,757
------------------------------------------------------------
--------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
(3).........................................................
 ..      1.07%      1.25%     1.25%+
  Net investment
income..................................................
3.88       4.29      3.86+
------------------------------------------------------------
--------------------------------------------
PORTFOLIO TURNOVER
RATE..................................................
39%        25%       32%
------------------------------------------------------------
--------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS
(4)............     $0.06         --        --
------------------------------------------------------------
--------------------------------------------

(1) For the period from February 4, 1994 (commencement of operations) to
    December 31, 1994.

(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratios of expenses to average net assets for the year ended December 31,
    1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized

------------------------------------------------------------
--------------------
 TAX INFORMATION (UNAUDITED)

     The amount of long-term capital gains paid for the fiscal year ended
December 31, 1996, are $479,773 for the Social Awareness
Stock Portfolio and
$638,099 for Utilities Portfolio.

                                       55

<pg$pcn>

------------------------------------------------------------
--------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities of the
U.S. Government Securities Portfolio, Social Awareness Stock
Portfolio and the
Utilities Portfolio of The Travelers Series Trust, including the schedules of investments as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods ended December 31, 1996 and 1995, and the financial highlights for each of the applicable periods ended December 31, 1996, 1995, 1994, 1993 and 1992. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 1996, by correspondence with the custodian and also with brokers for the Social Awareness Stock Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
U.S. Government Securities Portfolio, Social Awareness Stock
Portfolio, and
Utilities Portfolio of The Travelers Series Trust as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for the periods ended December 31, 1996 and 1995, and the financial highlights for each of the applicable periods ended December 31, 1996, 1995,
1994, 1993 and 1992, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

                                       56

<pg$pcn>

                              Investment Advisers
                              --------------------

                           CAPITAL APPRECIATION FUND

                  THE TRAVELERS INVESTMENT MANAGEMENT
COMPANY

                             Hartford, Connecticut

       MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CASH
INCOME TRUST AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT
SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL
CORPORATION

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK
PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                   SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.

                               New York, New York

                            Independent Accountants
                           -------------------------

                            COOPERS & LYBRAND L.L.P.

                             Hartford, Connecticut

                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield
Bond Trust, Capital
Appreciation Fund, Cash Income Trust, The Travelers Series
Trust: U.S.
Government Securities Portfolio, Social Awareness Stock
Portfolio or Utilities
Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable
Universal Life Insurance products offered by The Travelers
Insurance Company and
the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-181 (Annual)(12-96) Printed in U.S.A.